UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number        811-3651
                                   ---------------------------------------------


                           TOUCHSTONE STRATEGIC TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                 221 EAST FOURTH STREET, CINCINNATI, OHIO 45202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


        JILL T. MCGRUDER, 221 EAST FOURTH STREET, CINCINNATI, OHIO 45202
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (513) 362-8000
                                                   -----------------------------


Date of fiscal year end:       3/31/04
                        ----------------------------


Date of reporting period:      3/31/04
                         ---------------------------


      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report

                                                                  March 31, 2004

[TOUCHSTONE INVESTMENTS LOGO]

                                  Annual Report

Touchstone Emerging Growth Fund

Touchstone Enhanced 30 Fund

Touchstone Growth Opportunities Fund

Touchstone Large Cap Growth Fund

Touchstone Small Cap Growth Fund

Touchstone Value Plus Fund

                    Research  o  Design  o  Select  o  Monitor

                      Capital Appreciation  o  Total Return

TABLE OF CONTENTS
================================================================================

                                                                            Page
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Letter from the President                                                      3
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Management's Discussion of Fund Performance                                 4-15
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Statements of Assets and Liabilities                                       16-19
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Statements of Operations                                                   20-21
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Statements of Changes in Net Assets                                        22-24
--------------------------------------------------------------------------------
Financial Highlights                                                       25-42
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Notes to Financial Statements                                              43-54
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Portfolios of Investments:
--------------------------------------------------------------------------------
     Emerging Growth Fund                                                  55-58
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     Enhanced 30 Fund                                                      59-60
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     Growth Opportunities Fund                                             61-62
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     Large Cap Growth Fund                                                 63-64
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     Small Cap Growth Fund                                                 65-68
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     Value Plus Fund                                                       69-71
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Report of Independent Auditors                                                72
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Management of the Trust                                                    73-75
--------------------------------------------------------------------------------
Other Items                                                                   76
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2

LETTER FROM THE PRESIDENT
================================================================================

Dear Fellow Shareholder:

Enclosed is the Touchstone Strategic Trust Annual Report for the twelve months ended March 31, 2004. The stock market registered strong gains during the period and has shown the ability to sustain positive growth. The key drivers behind the stock market's favorable performance were robust economic growth, strong earnings, and a unique combination of monetary and fiscal stimulus - low interest rates and tax cuts.

The markets did witness a correction in the first quarter of 2004. However, analysts view this as a temporary hindrance and not a reversal. In the first quarter of 2004, a rotation to larger company stocks was evident. Smaller company stocks were the best performing in 2003, with technology and consumer stocks posting the best gains.

Profits and cash flow for U.S. companies continue to improve, which analysts believe should strengthen capital spending for the remainder of 2004. Recently, the economy has transitioned from a rapid recovery stage to a moderate expansion phase. After surging at a 6.1% annual rate in the second half of 2003, GDP is expected to grow at a 4% to 4.5% pace in 2004. Despite the signs of overall economic strength, the labor market has shown limited improvement. However, the March employment report provided an encouraging sign with a more rapid growth of payrolls since April of 2000.

The weight of evidence of an expanding economy shows an optimistic view toward equity exposure in the next year. However, some of the underlying risks include geopolitical uncertainties, unemployment and interest rate movements. Even though these factors may impact the economy and markets, focusing on a long-term approach to your portfolio and remaining diversified among various asset classes may help you better achieve your financial objectives.

Touchstone Investments partners with a select group of sub-advisors who are experts in their respective investing disciplines. By researching and monitoring financial market trends, we seek to identify the best possible investment solutions.

Thank you for the opportunity to assist you in meeting your financial goals. We appreciate the trust and confidence you have placed with us. We look forward to serving your investment needs in the future.

Sincerely,


/S/ Jill T. McGruder

Jill T. McGruder
President, Touchstone Strategic Trust

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

EMERGING GROWTH FUND

CURRENT STRATEGY

The Fund's total return was 56.44% for the twelve months ended March 31, 2004. he Russell 2000 Index was 63.83% and the Russell 2500 Index was 60.64% for the ame period.

TCW INVESTMENT MANAGEMENT COMPANY

The solid performance this past year was attributable to the building of positions in 2002 and early 2003 during the bear market. We intensified our research effort and accumulated positions in many undervalued equities.

Our holdings in Cyclical and Industrial Technology industries benefited in 2003 from a dramatic improvement in order bookings and earnings prospects. As these stocks appreciated, we reduced our positions and redeployed the proceeds into freshly researched equities that could enhance future performance.

Given the powerful rally from the March 2003 lows and the tremendous appreciation in a number of our holdings, we are cutting back positions in those companies approaching our price targets and redeploying the proceeds into "out of favor" equities.

There are a host of reasons for our optimism. The stock market gains for most of the broad indices since the March 11, 2003 lows are now just slightly below the average historical market recovery nine months into a new bull market following a recession. Given that productivity growth in the U.S. economy has exceeded expectations, the Federal Reserve can tolerate higher Gross Domestic Product growth without worrying about inflation. Indeed the Federal Reserve has learned from Japan that a premature monetary tightening can send the economy into a slump. The low level of short-term interest rates provides a powerful inducement for investors to seek higher returns in equities. The U.S. economy appears to be in a self-sustaining expansion and corporate profit should continue to surprise on the upside as we continue through 2004.

WESTFIELD CAPITAL MANAGEMENT COMPANY

Over the past twelve months, our holdings in Health Care stocks notably outperformed. Despite a slight underweight during the year, the sector was the largest contributor on an absolute basis. Impressive stock selection and our disciplined investment process also prevented any serious losses in the sector.

Slightly overweight the benchmark, Industrial exposure was another area where we added value. Many of our holdings are focused on the business services industry and we believe that many Industrial products are likely to remain in strong demand patterns for the first time in a generation.

Over the last year the Technology sector has been the most difficult area to keep pace. A sizable portion of the gains in Technology was driven by companies that lose money and do not meet our `buy' criteria. Although Technology stocks appreciated greatly, we would not have expected our stocks to outperform in last year's environment. Gains were particularly impressive in the semiconductor capital equipment makers.

Consumer Discretionary and Financials maintained their position in the portfolio relative to the benchmark, both in terms of weightings and performance. Many of the stocks that had good performance in the last year were retail oriented, such as the specialty and niche retailers. In Financials, notable investments included our community bank shares, and as we have trimmed our exposure to some of the reinsurance and property/casualty insurers, we have allocated cash to a couple of non-standard auto insurers.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

While we have strong conviction in the natural gas/commodity story in Energy, our positions in the sector have been detrimental to performance. Energy was the weakest sector in the benchmark and our overweight in oil service companies produced gains that trailed the benchmark. The sector should benefit from a rotation away from higher beta stocks and we believe that the fundamentals indicate that our holdings are positioned for future success.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
             EMERGING GROWTH FUND - CLASS A*, THE RUSSELL 2000 INDEX
                           AND THE RUSSELL 2500 INDEX

                                  [LINE CHART]

                   Emerging Growth A       Russell 2000           Russell 2500
                   -----------------       ------------           ------------
   09/30/94               9,425                10,000                 10,000
   03/31/95              10,093                10,265                 10,511
   03/31/96              12,391                13,247                 13,645
   06/30/96              12,948                13,909                 14,213
   09/30/96              12,599                13,957                 14,533
   12/31/96              13,120                14,682                 15,342
   03/31/97              12,586                13,923                 14,828
   06/30/97              14,812                16,180                 17,069
   09/30/97              17,254                18,588                 19,518
   12/31/97              17,344                17,965                 19,079
   03/31/98              18,947                19,772                 21,035
   06/30/98              18,233                18,851                 20,158
   09/30/98              14,715                15,053                 16,314
   12/31/98              17,804                17,508                 19,152
   03/31/99              17,286                16,559                 18,244
   06/30/99              20,486                19,134                 21,236
   09/30/99              20,472                17,924                 19,867
   12/31/99              25,968                21,230                 23,774
   03/31/00              30,622                22,733                 26,176
   06/30/00              31,327                21,873                 25,129
   09/30/00              33,501                22,116                 25,732
   12/31/00              32,698                20,588                 24,790
   03/31/01              29,105                19,248                 22,641
   06/30/01              33,482                21,998                 25,742
   09/30/01              28,467                17,425                 20,903
   12/31/01              35,005                21,100                 25,094
   03/31/02              35,719                21,939                 26,032
   06/30/02              31,327                20,107                 23,786
   09/30/02              24,740                15,804                 19,345
   12/31/02              26,773                16,778                 20,629
   03/31/03              25,754                16,025                 19,786
   06/30/03              30,982                19,778                 24,121
   09/30/03              33,931                21,573                 26,231
   12/31/03              38,379                24,706                 30,016
   03/31/04              42,291                26,253                 31,781

             EMERGING GROWTH FUND
        AVERAGE ANNUAL TOTAL RETURNS**

          1 YEAR   5 YEARS   SINCE INCEPTION*
          ------   -------   ----------------
CLASS A   47.42%    17.05%        15.82%
CLASS B   55.86%       --          6.75%
CLASS C   59.68%    17.61%        15.61%

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on October 3, 1994 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and January 1, 1999, respectively. The Class C performance information is calculated using the historical performance of the Fund's predecessor, which was another mutual fund that began operations on October 3, 1994.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

ENHANCED 30 FUND

CURRENT STRATEGY

The Fund's total return was 36.41% for the twelve months ended March 31, 2004. The total return for the Dow Jones Industrial Average (DJIA) was 32.56% for the same period.

The Fund outperformed the DJIA for several reasons. An overweighting in the Technology sector was the largest contributing factor. As investors anticipated an economic recovery, the Technology sector benefited heavily.

Technology, Consumer Discretionary, Materials, Industrials and Financials sectors outperformed the DJIA during the past twelve months. The common theme for these sectors is to leverage an improving economy as the Federal Reserve remains accommodative. The "flight from quality" was the dominate market trend during the period. As a point of reference, the 75 lowest quality stocks on the S&P 500 Index rose almost 80% during the year, while the 30 highest quality stocks rose only 15%.

The strategy of this Fund is to replace several members of the DJIA with other stocks that we believe have better valuation and growth characteristics. At March 31, 2004, the Fund replaced traditional stocks held in the DJIA - Alcoa, International Paper, Eastman Kodak, General Motors, McDonalds, J.P. Morgan Chase and AT&T and substituted them with Kimberly-Clark, Best Buy, Anthem, Cardinal Health, Bank of America, Cisco Systems and Computer Sciences.

As we look ahead, we expect the economic recovery to continue. We also expect the market to rotate towards higher-quality, dividend-paying stocks, which we believe should benefit this Fund's investment strategy.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ENHANCED 30 FUND - CLASS A* AND THE DOW JONES INDUSTRIAL AVERAGE

                                  [LINE CHART]

      ENHANCED 30 - CLASS A                 DOW JONES INDUSTRIAL AVERAGE
      ---------------------                 ----------------------------
         05/16/00    9,425                    05/16/00          10,000
         05/31/00    9,341                    05/31/00           9,634
         06/30/00    9,273                    06/30/00           9,577
         07/31/00    9,171                    07/31/00           9,651
         08/31/00    9,571                    08/31/00          10,310
         09/30/00    9,318                    09/30/00           9,803
         10/31/00    9,588                    10/31/00          10,104
         11/30/00    9,188                    11/30/00           9,615
         12/31/00    9,263                    12/31/00           9,967
         01/31/01    9,263                    01/31/01          10,069
         02/28/01    8,936                    02/28/01           9,728
         03/31/01    8,313                    03/31/01           9,165
        6/30/2001    8,475                   6/30/2001           9,782
        9/30/2001    7,414                   9/30/2001           8,279
       12/31/2001    8,434                  12/31/2001           9,425
        3/31/2002    8,634                   3/31/2002           9,826
        6/30/2002    7,522                   6/30/2002           8,773
        9/30/2002    6,003                   9/30/2002           7,242
       12/31/2002    6,607                  12/31/2002           8,009
        3/31/2003    6,373                   3/31/2003           7,717
        6/30/2003    7,571                   6/30/2003           8,730
        9/30/2003    7,707                   9/30/2003           9,060
       12/31/2003    8,646                  12/31/2003          10,274
        3/31/2004    8,693                   3/31/2004          10,230

          ENHANCED 30 FUND
   AVERAGE ANNUAL TOTAL RETURNS**

            1 YEAR   SINCE INCEPTION*
            ------   ----------------
CLASS A     28.56%       (3.55)%
CLASS B     31.37%       (2.53)%
CLASS C     35.38%       (2.67)%

Past Performance is Not Predictive of Future Performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares was May 1, 2000 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and May 16, 2000, respectively.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

GROWTH OPPORTUNITIES FUND

CURRENT STRATEGY

The Fund's total return was 42.20% for the twelve months ended March 31, 2004. The total return for the Russell 1000 Growth Index was 32.18% and the S&P 500 Index was 35.12% for the same period.

The Fund changed its benchmark from the S&P 500 Index to the Russell 1000 Growth Index because the Russell 1000 Growth Index more accurately reflects the Fund's portfolio composition. The Russell 1000 Growth Index measures the performance of those Russell 1000 securities with higher price-to-book ratios and higher forecasted growth. (The Russell 1000 securities offer investors access to the extensive large cap segment of the U.S. equity universe representing approximately 92% of the U.S. market).

The overall market indexes were positive throughout the twelve months ended March 31, 2004, driven by expectations of strong earnings. Pre-announcements continued to be less than expected and GDP statistics confirmed an accelerating rate of economic activity. The profit recovery is propelling capital spending; particularly in the Equipment and Software sectors and the ongoing market recovery appears well founded in earnings, productivity and business spending fundamentals.

Key drivers for growth equities during the period included an economy that experienced a rising trend in corporate profits and cash flow, with the expectation of both continuing throughout 2004. Companies that reported record operating margins in a difficult environment experienced accelerating earnings growth in a stabilized setting.

The Fund benefited from its sector focus as well as stock selection. All sectors contributed positively to performance, but our overweighting of the Technology and Health Care sectors significantly helped the Fund outperform the benchmark Russell 1000 Growth index. Our focus on investment firms, rather than banks, in the Fund's underweighted Financial Services sector also enhanced overall performance. Although achieving positive results, the Media/ Entertainment sector did not do as well as the other fund sectors.

The employment numbers during the most recent quarter exhibited increasing strength. The ISM surveys for manufacturing and non-manufacturing projects continued economic growth and improvement in broad-based employment. The Federal Reserve has remained constructively accommodative. The economy marked its 8th consecutive quarter of growth in the fourth quarter of 2003. Corporate profits and cash flow are at record highs and are expected to move higher in 2004 as productivity growth, which has exceeded historical trends for the last several years, continues. The capital spending recovery also appears to be gathering strength in response to sales and corporate profits.

Although geopolitical risk persists, as reflected in the terrorist attacks in Spain and the renewed turmoil in Iraq, the short-term volatility these events induce should not alter the underlying fundamentals. It appears that conditions supporting higher valuations exist and have been reinforced by recent developments. Interest rates remain at 45-year lows, and are likely to persist longer than many expect. It is important to recognize that bull markets blossom during periods of negative real rates, increasing the upside potential of the equity market. The profit cycle adds another dimension to the valuation prospects for the stock market.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH OPPORTUNITIES FUND - CLASS A*, THE STANDARD & POOR'S 500 INDEX
                       AND THE RUSSELL 1000 GROWTH INDEX

                                  [LINE CHART]

                  Growth Opportunities    S&P 500 INDEX     Russell 1000 Growth
                  --------------------    -------------     -------------------
       09/29/95           9,425               10,000              10,000
       12/31/95           9,915               10,576              10,456
       03/31/96          10,792               11,144              11,017
       06/30/96          10,895               11,644              11,718
       09/30/96          11,084               12,004              12,140
       12/31/96          11,963               13,004              12,873
       03/31/97          12,067               13,353              12,943
       06/30/97          14,174               15,684              15,392
       09/30/97          16,037               16,859              16,549
       12/31/97          14,807               17,343              16,801
       03/31/98          16,497               19,762              19,346
       06/30/98          16,790               20,415              20,224
       09/30/98          15,363               18,384              18,386
       12/31/98          20,591               22,299              23,302
       03/31/99          21,427               23,410              24,784
       06/30/99          23,277               25,060              25,738
       09/30/99          23,412               23,496              24,796
       12/31/99          34,644               26,992              31,033
       03/31/00          40,472               27,611              33,242
       06/30/00          40,196               26,877              32,345
       09/30/00          42,319               26,617              30,605
       12/31/00          33,758               24,534              24,070
       03/31/01          24,923               21,624              19,040
       06/30/01          27,520               22,890              20,643
       09/30/01          20,170               19,530              16,636
       12/31/01          24,151               21,616              19,155
       03/31/02          22,690               21,676              18,659
       06/30/02          17,285               18,771              15,175
       09/30/02          14,577               15,528              12,891
       12/31/02          15,514               16,838              13,813
       03/31/03          15,851               16,308              13,665
       06/30/03          18,846               18,818              15,621
       09/30/03          19,545               19,316              16,231
       12/31/03          21,679               21,668              17,921
       03/31/04          22,541               22,035              18,063

          GROWTH OPPORTUNITIES FUND
        AVERAGE ANNUAL TOTAL RETURNS**

          1 YEAR   5 YEARS   SINCE INCEPTION*
          ------   -------   ----------------
CLASS A   34.08%   (0.18)%        10.04%
CLASS B   38.70%      --         (9.88)%
CLASS C   42.89%      --         (1.09)%

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on September 29, 1995, and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and August 2, 1999, respectively.

** Returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

LARGE CAP GROWTH FUND

CURRENT STRATEGY

The Fund's total return was 4.72% for the three months ended March 31, 2004, since the last report. The total return for the Russell 1000 Growth Index was 0.79% for the same period. The Fund's total return was 38.70% for the twelve months ended March 31, 2004. The total return for the Russell 1000 Growth Index was 32.18% for the same period.

2004 started out with the same optimism that 2003 ended with. During January, the markets enjoyed heavy inflows of fresh capital resulting in a broad rally for the markets. This optimism unfortunately subsided as January came to a close and the markets went into a tailspin for much of the remainder of the first quarter. The two major causes for investors' uneasiness were continued terror worries, heightened by the bombings in Spain, and a perceived lack of job growth.

Over the past twelve months, the Fund benefited from a tremendous market rally. The most exciting thing about the recent rally is that it has been very broad-based. Our system has been finding quality positions in multiple sectors including Electronic, Technology, Consumer Durables, Energy, Health Technology, Consumer Services and Finance. Not only are we finding strength in virtually every sector, the fundamentals on the stocks in the portfolio are very strong. Looking forward, we are very optimistic. The fact that we continue to find strength in multiple sectors confirms that the overall economy is improving.

Fourth quarter earnings were also very strong for our stocks and we firmly believe that first quarter earnings will be just as strong if not stronger. With corporate America operating at historically high operating margins, any top-line sales growth will send earnings soaring. Sales growth will come as soon as Americans feel more optimistic about the economy. The economy continues to benefit from low interest rates; one wildcard is when a sizeable increase in new jobs will commence. Recent job reports indicate that the employment situation is improving. A strong economy backed by further job growth may serve President Bush well in the election campaign. Generally speaking, the equity markets tend to respond positively to lower capital gains taxes. Many investment professionals worry that a change in the White House could lead to changes in the tax rates on capital gains, which would put a damper on the markets.

We believe that the market has more room to run absent any cataclysmic events that could derail the current economic expansion.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP GROWTH FUND - CLASS A*, THE RUSSELL 1000 GROWTH INDEX
                      AND THE STANDARD & POOR'S 500 INDEX

                                  [LINE CHART]

                Large Cap Growth (CLASS A)   Russell 1000 Growth      S&P 500
                --------------------------   -------------------      -------
       12/19/97           9,425                     10,000            10,000
       12/31/97           9,666                     10,300            10,255
       03/31/98          10,911                     11,861            11,686
       06/30/98          11,562                     12,400            12,072
       09/30/98          10,685                     11,273            10,871
       12/31/98          13,646                     14,287            13,186
       03/31/99          15,598                     15,196            13,843
       06/30/99          15,853                     15,780            14,819
       09/30/99          15,890                     15,202            13,894
       12/31/99          22,246                     19,025            15,961
       03/31/00          26,829                     20,380            16,327
       06/30/00          25,622                     19,830            15,893
       09/30/00          28,103                     18,764            15,739
       12/31/00          20,542                     14,759            14,508
       03/31/01          14,794                     11,674            12,787
       06/30/01          15,579                     12,657            13,535
       09/30/01          13,216                     10,200            11,548
       12/31/01          15,721                     11,744            12,782
       03/31/02          15,191                     11,441            12,817
       06/30/02          13,906                      9,304            11,100
       09/30/02          12,015                      7,904             9,182
       12/31/02          11,523                      8,470             9,957
       03/31/03          11,798                      8,379             9,643
       06/30/03          13,386                      9,578            11,127
       09/30/03          13,972                      9,953            11,422
       12/31/03          15,626                     10,989            12,813
       03/31/04          16,363                     11,076            13,030

             LARGE CAP GROWTH FUND
        AVERAGE ANNUAL TOTAL RETURNS**

          1 YEAR   5 YEARS   SINCE INCEPTION*
          ------   -------   ----------------
CLASS A   30.74%   (0.23)%         8.16%
CLASS B      --       --           6.59%***
CLASS C      --       --          10.59%***

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares was December 19, 1997 and the initial public offering of Class B and Class C commenced on October 4, 2003.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

*** Represents total return.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

SMALL CAP GROWTH FUND

CURRENT STRATEGY

The Fund's total return was 68.02% for the twelve months ended March 31, 2004. The total return for the Russell 2000 Growth Index was 63.16% for the same period.

LONGWOOD INVESTMENT ADVISORS

The first three months of the Fund's fiscal year were positive for the Fund and the markets in general. At the time, we reiterated our belief that earnings estimates were too low. From an economic standpoint this was due to our belief in a gradually strengthening economy, confirmed excellent productivity improvements and ample monetary liquidity and low earnings estimates. Most of these beliefs were proved true and the portfolio and the markets performed well for the year ended March 31, 2004.

Our holdings in the Fund benefited greatly by our recommitment to Technology, as well as our continuing commitment to medical stocks. In addition, our correct call on the Airlines sector in 2003 and stocks selected in the Consumer Discretionary area also contributed greatly to our portion of the Fund's returns. Technology benefited from our focus on storage, specialty semiconductors and equipment as well as network equipment and security producers. Lower fuel prices, industry consolidation, an improved economy and confidence made us take some positions in smaller airlines we felt would grow and benefit from the environment. The medical area also had a couple of stocks appreciate greatly, which also added to performance.

Today, the economic expansion continues to gain strength. Monetary liquidity remains ample and we do not believe that the Federal Reserve will decrease liquidity until job growth is more robust and/or consumer prices rise more quickly. Productivity growth remains strong and revenue growth is accelerating due to increased economic activity and a weaker dollar. We feel that this will lead to many upside earnings revisions that will push the stocks of those businesses executing their business plan higher. We anticipate that these revisions will be particularly large because both corporate and brokerage legal departments are forcing clients to keep estimates low to avoid legal difficulty.

We continue to feel that the environment remains good for small-cap growth stocks. However, we do not feel that it will be a repeat of the very strong environment of 2003. This year's environment is more likely to reward the good stock-picker who can identify cheap stocks of businesses successfully executing strong growth business plans.

BJURMAN, BARRY & ASSOCIATES

During the past year, positive economic and corporate profit growth, coupled with tax reduction policies and low interest rates, created a powerful rally in the stock market.

The outperformance of our holdings in the Fund versus the Russell 2000 Growth Index was caused by our continued focus on the fastest growing companies that also exhibit good valuation characteristics in the micro-cap sector.

We continue to be overweight in Technology, Health Care, and Producer Manufacturing, which all contributed positively to the returns. These sectors were, and are, overweighted because our models and economic outlook highlight more companies in these sectors than others.

Low interest rates, tax reductions, and strong economic and corporate earnings growth provide the fundamental underpinnings for a positive stock market during the remaining part of 2004.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

        Comparison of the Change in Value of a $10,000 Investment in the Small Cap Growth Fund - Class A* and the Russell 2000 Growth Index

                                  [LINE CHART]

                            Small Cap Growth A      Russell 2000 Growth
                            ------------------      -------------------
            10/21/02               9,425                  10,000
            10/31/02               9,482                  10,300
            11/30/02              10,236                  11,321
            12/31/02               9,585                  10,540
            01/31/03               9,425                  10,253
            02/28/03               9,086                   9,979
            03/31/03               9,218                  10,130
            04/30/03               9,991                  11,088
            05/31/03              11,018                  12,338
            06/30/03              11,734                  12,576
            07/31/03              12,516                  13,527
            08/31/03              13,261                  14,253
            09/30/03              13,289                  13,892
            10/31/03              14,731                  15,093
            11/30/03              15,108                  15,585
            12/31/03              14,889                  15,655
            03/31/04              15,487                  16,528

        SMALL CAP GROWTH FUND
   AVERAGE ANNUAL TOTAL RETURNS**

            1 YEAR   SINCE INCEPTION*
            ------   ----------------
CLASS A     58.31%        35.47%
CLASS B     62.99%        37.85%
CLASS C     67.26%        40.31%

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering for Class A, Class B and Class C was October 21, 2002.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a sharesholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

VALUE PLUS FUND

CURRENT STRATEGY

The Fund's total return was 37.04% for the twelve months ended March 31, 2004. The total return for the Russell 1000 Value Index was 40.82% for the same period.

The Fund changed its benchmark from the S&P 500 Index to the Russell 1000 Value Index because the Russell 1000 Value Index more accurately reflects the Fund's portfolio composition. The Russell 1000 Value Index measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth. (The Russell 1000 securities offer investors access to the extensive large cap segment of the U.S. equity universe representing approximately 92% of the U.S. market).

Continued earnings growth coupled with improving expectations about the strength of the economy were the primary drivers of a solid movement in the markets. Over the last year, small capitalization, lower-quality stocks continued their market leadership as the Russell 2000 Index return was nearly twice that of the S&P 500 Index return, a benchmark for large capitalization stocks.

Historically, this performance leadership is consistent as the economy enters a recovery stage. However, as the recovery moves into an expansion phase, a shift in performance leadership into higher capitalization names begins to occur. Our expectation is to see this shift not only continue, but to broaden and include outperformance by higher-quality stocks as well. The Fund continues to be well positioned to benefit from such an environment.

Over the past twelve months, we positioned the Fund to capitalize on the early cyclical plays of an economic expansion by overweighting the Consumer Discretionary sector. This strategy helped the Fund as some of our best performing stocks were in this sector. As we entered the latter part of the year, we began to pullback on our Financial weighting to reflect our concerns regarding rising interest rates as a result of an improving economy. Unfortunately, we were a little early with this strategy. This contributed to the Fund's underperformance relative to its benchmark - the Russell 1000 Value Index. Information Technology and Financials were the weakest sectors of the portfolio.

As we move forward, the trend of strong earnings growth and upward-earnings revisions is a key factor in supporting the stock market at current levels. This mainly reflects improved profit margins, which have risen to their highest levels since the mid 1990s on the back of rising productivity and ongoing cost cutting.

In our opinion, the main risks for the stock market reside in the political arena. The tragedy in Spain has served as a painful reminder of the threat of terrorism, and geopolitical risks have proliferated. Also, the U.S. Presidential election is shaping up to be close and divisive, with worries about outsourcing of jobs to Asia looming as an important issue.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
          VALUE PLUS FUND - CLASS A*, THE RUSSELL 1000 VALUE INDEX AND
                        THE STANDARD & POOR'S 500 INDEX

                                  [LINE CHART]

                      Value Plus A       Russell 1000 Value      S&P 500 Index
                      ------------       ------------------      -------------
   05/01/98               9,425               10,000                10,000
   05/31/98               9,105                9,852                 9,747
   06/30/98               9,302                9,978                10,143
   09/30/98               8,134                8,823                 9,134
   12/31/98               9,830               10,288                11,079
   03/31/99              10,208               10,435                11,631
   06/30/99              11,000               11,612                12,451
   09/30/99              10,045               10,474                11,674
   12/31/99              11,352               11,043                13,411
   03/31/00              11,155               11,096                13,718
   06/30/00              11,029               10,576                13,354
   09/30/00              10,953               11,407                13,224
   12/31/00              11,568               11,818                12,190
   03/31/01              11,072               11,125                10,744
   06/30/01              11,787               11,668                11,373
   09/30/01              10,393               10,390                 9,703
   12/31/01              11,362               11,156                10,740
   03/31/02              11,329               11,611                10,770
   06/30/02               9,633               10,622                 9,326
   09/30/02               7,830                8,628                 7,715
   12/31/02               8,406                9,424                 8,366
   03/31/03               8,090                8,966                 8,102
   06/30/03               9,514               10,514                 9,350
   09/30/03               9,624               10,731                 9,597
   12/31/03              10,879               12,253                10,766
   03/31/04              11,087               12,625                10,948

                 VALUE PLUS FUND
        AVERAGE ANNUAL TOTAL RETURNS**

          1 YEAR   5 YEARS   SINCE INCEPTION*
          ------   -------   ----------------
CLASS A   29.23%    0.47%          1.76%
CLASS B   32.04%      --         (3.93)%
CLASS C   35.89%    1.03%          1.87%

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 1, 1998 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and January 1, 1999, respectively.

** The average annual total returns shown above are adjusted for maximum applicable sales charges. The Classs C performance information is calculated using the historical performance information of the Fund's predecessor, which was another mutual fund that began operations on May 1, 19998.

The performance of the above Fund does not reflect the deduction of taxes that a sharesholder would pay on Fund distributions or the redemption of Fund shares.

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2004

===============================================================================================
                                                      EMERGING                        GROWTH
                                                       GROWTH       ENHANCED 30   OPPORTUNITIES
                                                        FUND           FUND            FUND
-----------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost ......................................   $707,578,539   $ 10,953,463   $148,899,989
                                                    ==========================================
   At market value - including $68,034,132 and
      $9,187,815 of securities loaned for the
      Emerging Growth Fund and the Growth
      Opportunities Fund, respectively ..........   $820,737,119   $ 12,294,044   $157,091,422
Cash ............................................     36,069,683        194,434            304
Dividends and interest receivable ...............         93,960         19,138         14,191
Receivable for capital shares sold ..............      6,284,259          3,227        144,379
Receivable for securities sold ..................      9,540,651             --      7,405,519
Receivable for securities lending income ........         16,182             --            566
Receivable from Adviser .........................             --          2,589             --
Other assets ....................................          8,684          8,304         11,376
                                                    ------------------------------------------
TOTAL ASSETS ....................................    872,750,538     12,521,736    164,667,757
                                                    ------------------------------------------

LIABILITIES
Payable for securities loaned ...................     71,525,075             --      9,507,500
Payable for securities purchased ................     19,025,466             --      4,877,827
Payable for capital shares redeemed .............      5,651,495             --        350,214
Payable to Adviser ..............................        509,793             --        113,827
Payable to affiliates ...........................         98,679          7,177         30,832
Other accrued expenses and liabilities ..........        477,239         15,874        104,062
                                                    ------------------------------------------
TOTAL LIABILITIES ...............................     97,287,747         23,051     14,984,262
                                                    ------------------------------------------

NET ASSETS ......................................   $775,462,791   $ 12,498,685   $149,683,495
                                                    ==========================================

NET ASSETS CONSIST OF:
Paid-in capital .................................   $647,440,571   $ 12,874,735   $205,836,155
Undistributed net investment income .............             --         13,265             --
Accumulated net realized gains (losses)
   from security transactions ...................     14,863,640     (1,729,896)   (64,344,093)
Net unrealized appreciation on investments ......    113,158,580      1,340,581      8,191,433
                                                    ------------------------------------------

NET ASSETS ......................................   $775,462,791   $ 12,498,685   $149,683,495
                                                    ==========================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares .......   $458,523,457   $  8,783,138   $117,605,326
                                                    ==========================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ................................     21,097,098        965,679      6,512,520
                                                    ==========================================
Net asset value and redemption price per share...   $      21.73   $       9.10   $      18.06
                                                    ==========================================
Maximum offering price per share ................   $      23.06   $       9.66   $      19.16
                                                    ==========================================

STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)

================================================================================================
                                                       EMERGING                        GROWTH
                                                        GROWTH       ENHANCED 30   OPPORTUNITIES
                                                         FUND           FUND            FUND
------------------------------------------------------------------------------------------------

PRICING OF CLASS B SHARES
Net assets attributable to Class B shares ........   $ 64,918,101   $  1,455,988   $  3,607,935
                                                     ==========================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .................................      3,240,900        161,079        208,476
                                                     ==========================================
Net asset value, offering price and redemption
   price per share ...............................   $      20.03   $       9.04   $      17.31
                                                     ==========================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ........   $252,021,233   $  2,259,559   $ 28,470,234
                                                     ==========================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .................................     12,572,773        248,896      1,637,558
                                                     ==========================================
Net asset value, offering price and redemption
   price per share ...............................   $      20.04   $       9.08   $      17.39
                                                     ==========================================


See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2004

========================================================================================================
                                                             LARGE CAP       SMALL CAP       VALUE PLUS
                                                            GROWTH FUND     GROWTH FUND         FUND
--------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost ............................................   $  66,031,167    $  67,141,048   $  57,375,412
                                                          ==============================================
   At market value - including $4,305,900 and
      $8,826,839 of securities loaned for the Large
      Cap Growth Fund and the Small Cap Growth Fund,
      respectively ....................................   $  78,733,864    $  80,290,183   $  65,709,413
Cash ..................................................       3,900,159        4,329,105       1,502,372
Dividends and interest receivable .....................          37,229           31,743          84,656
Receivable for capital shares sold ....................         369,021          885,654          28,454
Receivable for securities sold ........................              --          906,961              --
Receivable for securities lending income ..............             994            4,191             111
Other assets ..........................................          12,743           14,183           5,328
                                                          ----------------------------------------------
TOTAL ASSETS ..........................................      83,054,010       86,462,020      67,330,334
                                                          ----------------------------------------------

LIABILITIES
Payable for securities loaned .........................       4,342,200                      9,289,588--
Payable for securities purchased ......................       2,533,211        1,334,459              --
Payable for capital shares redeemed ...................          37,145          210,757          12,365
Payable to Adviser ....................................          34,685           75,924          40,892
Payable to affiliates .................................          14,903           12,866          11,988
Other accrued expenses and liabilities ................          24,825           47,698          32,984
                                                          ----------------------------------------------
TOTAL LIABILITIES .....................................       6,986,969       10,971,292          98,229
                                                          ----------------------------------------------

NET ASSETS ............................................   $  76,067,041    $  75,490,728   $  67,232,105
                                                          ==============================================

NET ASSETS CONSIST OF:
Paid-in capital .......................................   $ 120,311,614    $  59,725,854   $  75,049,190
Undistributed net investment income ...................              --               --          72,939
Accumulated net realized gains (losses) from
   security transactions ..............................     (56,947,270)       2,615,739     (16,224,025)
Net unrealized appreciation on investments ............      12,702,697       13,149,135       8,334,001
                                                          ----------------------------------------------

NET ASSETS ............................................   $  76,067,041    $  75,490,728   $  67,232,105
                                                          ==============================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares .............   $  69,860,299    $  53,063,703   $  64,612,302
                                                          ==============================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ......................................       4,035,502        3,306,640       6,369,601
                                                          ==============================================
Net asset value and redemption price per share ........   $       17.31    $       16.05   $       10.14
                                                          ==============================================
Maximum offering price per share ......................   $       18.37    $       17.03   $       10.76
                                                          ==============================================

STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)

==============================================================================================
                                                      LARGE CAP      SMALL CAP      VALUE PLUS
                                                     GROWTH FUND    GROWTH FUND        FUND
----------------------------------------------------------------------------------------------
PRICING OF CLASS B SHARES
Net assets attributable to Class B shares ........   $ 1,897,287    $ 7,831,297    $   753,135
                                                     =========================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .................................       110,035        492,604         77,422
                                                     =========================================
Net asset value, offering price and redemption
   price per share ...............................   $     17.24    $     15.90    $      9.73
                                                     =========================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ........   $ 4,309,455    $14,595,728    $ 1,866,668
                                                     =========================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .................................       249,917        917,638        190,821
                                                     =========================================
Net asset value, offering price and redemption
   price per share ...............................   $     17.24    $     15.91    $      9.78
                                                     =========================================


See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

==================================================================================================================
                                                                 EMERGING                               GROWTH
                                                                  GROWTH           ENHANCED 30       OPPORTUNITIES
                                                                   FUND                FUND              FUND
------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                                 MARCH 31,          MARCH 31,          MARCH 31,
                                                                   2004               2004               2004
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ...............................................     $  2,633,500         $  187,477         $   499,849
Interest ................................................           85,634                696              18,793
Income from securities loaned ...........................          104,835                 --               5,271
                                                              ---------------------------------------------------
TOTAL INVESTMENT INCOME .................................        2,823,969            188,173             523,913
                                                              ---------------------------------------------------

EXPENSES
Investment advisory fees ................................        4,133,417             67,854           1,265,516
Distribution expenses, Class A ..........................          741,286             19,392             272,657
Distribution expenses, Class B ..........................          470,182             11,658              31,944
Distribution expenses, Class C ..........................        1,731,146             15,834             271,431
Sponsor fees ............................................        1,033,362             21,012                  --
Transfer agent fees, Class A ............................          369,067             12,000             182,834
Transfer agent fees, Class B ............................           96,902             12,000              12,107
Transfer agent fees, Class C ............................          240,819             12,000             101,003
Postage and supplies ....................................          492,338              9,666             162,140
Administration fees .....................................          230,008              5,778              74,709
Accounting services fees ................................           68,000             39,000              51,396
Custodian fees ..........................................           63,151             10,747              40,329
Registration fees .......................................            6,289                 --                  --
Registration fees, Class A ..............................           17,918              6,545              12,982
Registration fees, Class B ..............................           11,765              6,210               8,878
Registration fees, Class C ..............................           17,149              7,703              11,251
Reports to shareholders .................................           55,803              3,113              14,122
Professional fees .......................................           34,497             10,731              13,695
Trustees' fees and expenses .............................            8,000              8,480               8,227
Other expenses ..........................................            5,926                971               2,725
                                                              ---------------------------------------------------
TOTAL EXPENSES ..........................................        9,827,025            280,694           2,537,946
Sponsor fees waived .....................................         (431,162)           (21,012)                 --
Fees waived and/or expenses reimbursed by the Adviser ...               --           (133,966)                 --
Fees from commission recapture ..........................          (56,013)            (3,195)                 --
                                                              ---------------------------------------------------
Net Expenses ............................................        9,339,850            122,521           2,537,946
                                                              ---------------------------------------------------
NET INVESTMENT INCOME (LOSS) ............................       (6,515,881)            65,652          (2,014,033)
                                                              ---------------------------------------------------
REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions ..       66,780,165            (68,308)         (1,043,414)
Net change in unrealized appreciation/
   depreciation on investments ..........................      139,197,290          2,922,052          48,105,851
                                                              ---------------------------------------------------
NET REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS .......................................      205,977,455          2,853,744          47,062,437
                                                              ---------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..............     $199,461,574         $2,919,396         $45,048,404
                                                              ===================================================

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

=================================================================================================================
                                                         LARGE CAP                SMALL CAP           VALUE PLUS
                                                        GROWTH FUND              GROWTH FUND             FUND
-----------------------------------------------------------------------------------------------------------------
                                              THREE MONTHS
                                                  ENDED         YEAR ENDED        YEAR ENDED          YEAR ENDED
                                                MARCH 31,      DECEMBER 31,        MARCH 31,           MARCH 31,
                                                 2004(A)           2003              2004                2004
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends .................................   $   89,543        $  123,589        $   150,010         $ 1,186,014
Interest ..................................        1,303             2,566              5,718               4,331
Income from securities loaned .............        1,164               799             66,474                 989
                                              -------------------------------------------------------------------
TOTAL INVESTMENT INCOME ...................       92,010           126,954            222,202           1,191,334
                                              -------------------------------------------------------------------

EXPENSES
Investment advisory fees ..................      131,585           220,563            569,567             451,059
Distribution expenses, Class A ............       47,387            70,325             79,916             144,422
Distribution expenses, Class B ............        3,521             1,873             47,850               6,045
Distribution expenses, Class C ............        8,954             4,177             88,140              17,677
Sponsor fees ..............................           --                --             91,131             120,283
Transfer agent and custodian fees (Note 8)            --            38,242                 --                  --
Transfer agent fees, Class A ..............       14,550            13,433             22,414              35,470
Transfer agent fees, Class B ..............        3,000             2,950             12,000              12,000
Transfer agent fees, Class C ..............        3,000             2,938             12,775              12,000
Accounting services fees ..................        9,128            23,724             41,500              45,000
Registration fees .........................           47             4,464              2,076               1,212
Registration fees, Class A ................        5,539             1,991             16,560               8,593
Registration fees, Class B ................        4,573             1,705             16,810               6,967
Registration fees, Class C ................        4,980             1,551             16,296               6,817
Administration fees .......................        9,649            39,924             25,060              33,077
Postage and supplies ......................       10,595            10,706             26,804              22,691
Custodian fees ............................        5,184                --             27,602              11,405
Professional fees .........................       15,800            20,878              7,817               8,056
Trustees' fees and expenses ...............        2,100             5,476              8,000               8,274
Reports to shareholders ...................        4,312            10,497                861               1,346
Other expenses ............................          649             3,502              3,293               2,526
                                              -------------------------------------------------------------------
TOTAL EXPENSES ............................      284,553           478,919          1,116,472             954,920
Sponsor fees waived .......................           --                --            (91,131)           (120,283)
Fees waived and/or expenses
   reimbursed by the Adviser ..............      (45,340)          (86,843)           (34,709)            (36,768)
Fees from commission recapture ............           --                --            (26,617)                 --
                                              -------------------------------------------------------------------
NET EXPENSES ..............................      239,213           392,076            964,015             797,869
                                              -------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) ..............     (147,203)         (265,122)          (741,813)            393,465
                                              -------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS

Net realized gains (losses) from
   security transactions ..................       47,124          (389,478)         5,703,223          (1,198,463)
Net change in unrealized appreciation/
   depreciation on investments ............    3,345,786         8,932,307         12,527,407          18,679,696
                                              -------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS .........................    3,392,910         8,542,829         18,230,630          17,481,233
                                              ===================================================================
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ........................   $3,245,707        $8,277,707        $17,488,817         $17,874,698
                                              ===================================================================

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

=================================================================================================================
                                                   EMERGING GROWTH FUND                   ENHANCED 30 FUND
-----------------------------------------------------------------------------------------------------------------
                                                 YEAR             YEAR               YEAR                YEAR
                                                 ENDED            ENDED              ENDED               ENDED
                                               MARCH 31,         MARCH 31,          MARCH 31,           MARCH 31,
                                                 2004              2003               2004                2003
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss) .............  $ (6,515,881)     $ (3,683,881)       $    65,652         $    63,336
Net realized gains (losses) from
   security transactions .................    66,780,165       (47,063,902)           (68,308)         (1,537,329)
Net change in unrealized appreciation/
   depreciation on investments ...........   139,197,290       (45,404,160)         2,922,052          (1,241,619)
                                            ---------------------------------------------------------------------
NET INCREASE (DECREASE) IN
     NET ASSETS FROM OPERATIONS ..........   199,461,574       (96,151,943)         2,919,396          (2,715,612)
                                            ---------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A ......            --                --            (46,333)            (70,665)
From net investment income, Class B ......            --                --             (2,433)               (254)
From net investment income, Class C ......            --                --             (3,621)               (977)
From net realized gains on
   security transactions, Class A ........            --        (2,200,015)                --                  --
From net realized gains on
   security transactions, Class B ........            --          (368,104)                --                  --
From net realized gains on
   security transactions, Class C ........            --        (1,412,057)                --                  --
                                            ---------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS
   TO SHAREHOLDERS .......................            --        (3,980,176)           (52,387)            (71,896)
                                            ---------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS
CLASS A

Proceeds from shares sold ................   283,769,411       153,227,453          1,024,567           2,116,692
Reinvested distributions .................            --         1,662,500             45,317              67,181
Payments for shares redeemed .............   (90,112,906)     (112,900,182)          (577,409)         (1,431,828)
                                            ---------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM CLASS A SHARE TRANSACTIONS .......   193,656,505        41,989,771            492,475             752,045
                                            ---------------------------------------------------------------------
CLASS B

Proceeds from shares sold ................    24,903,474        23,072,337            752,347             510,318
Reinvested distributions .................            --           281,399              1,700                 177
Payments for shares redeemed .............    (5,065,669)       (4,171,405)          (325,712)           (370,643)
                                            ---------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS B
   SHARE TRANSACTIONS ....................    19,837,805        19,182,331            428,335             139,852
                                            ---------------------------------------------------------------------
CLASS C

Proceeds from shares sold ................   110,372,876        82,033,404          1,390,647             936,253
Reinvested distributions .................            --           795,733              2,607                 648
Payments for shares redeemed .............   (25,081,949)      (19,116,468)          (440,978)           (603,826)
                                            ---------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS C SHARE TRANSACTIONS ............    85,290,927        63,712,669            952,276             333,075
                                            ---------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..   498,246,811        24,752,652          4,740,095          (1,562,536)
                                            ---------------------------------------------------------------------
NET ASSETS

Beginning of year ........................   277,215,980       252,463,328          7,758,590           9,321,126
                                            ---------------------------------------------------------------------
End of year ..............................  $775,462,791      $277,215,980        $12,498,685         $ 7,758,590
                                            =====================================================================
UNDISTRIBUTED NET INVESTMENT INCOME ......  $         --      $         --        $    13,265         $        --
                                            =====================================================================

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

====================================================================================================================================
                                               GROWTH OPPORTUNITIES FUND                         LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                 YEAR              YEAR          THREE MONTHS            YEAR             YEAR
                                                 ENDED             ENDED             ENDED               ENDED            ENDED
                                               MARCH 31,         MARCH 31,         MARCH 31,          DECEMBER 31,     DECEMBER 31,
                                                 2004              2003             2004(A)              2003             2002
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss ......................  $ (2,014,033)      $(1,981,977)       $  (147,203)        $  (265,122)    $  (132,446)
Net realized gains (losses) from
   security transactions .................    (1,043,414)      (26,776,581)            47,124            (389,478)     (2,363,379)
Net change in unrealized appreciation/
   depreciation on investments ...........    48,105,851       (20,227,956)         3,345,786           8,932,307      (2,449,986)
                                            -------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS .......................    45,048,404       (48,986,514)         3,245,707           8,277,707      (4,945,811)
                                            -------------------------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ................    40,426,967        61,144,588          7,063,457          13,006,843       6,490,743
Proceeds from shares issued in connection
   with acquisitions (Note 9) ............            --                --                 --          39,611,752              --
Payments for shares redeemed .............   (42,137,146)      (63,343,223)         2,425,623)         12,362,321)     (8,548,293)
                                            -------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS A SHARE TRANSACTIONS .......    (1,710,179)       (2,198,635)         4,637,834          40,256,274      (2,057,550)
                                            -------------------------------------------------------------------------------------

CLASS B
Proceeds from shares sold ................       625,364           948,542            910,158             568,455              --
Proceeds from shares issued in connection
   with acquisitions (Note 9) ............            --                --                 --             515,786
Payments for shares redeemed .............      (531,905)         (696,286)           (78,324)           (134,248)             --
                                            -------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS B
   SHARE TRANSACTIONS ....................        93,459           252,256            831,834             949,993              --
                                            -------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold ................     3,525,808         3,276,197          1,775,058           1,243,707              --
Proceeds from shares issued in connection
   with acquisitions (Note 9) ............            --                --                 --           1,189,982              --
Payments for shares redeemed .............    (5,936,530)       (9,818,401)           (76,996)            (95,523)             --
                                            -------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS C SHARE TRANSACTIONS .......    (2,410,722)       (6,542,204)         1,698,062           2,338,166              --
                                            -------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..    41,020,962       (57,475,097)        10,413,437          51,822,140      (7,003,361)
                                            -------------------------------------------------------------------------------------

NET ASSETS
Beginning of period ......................   108,662,533       166,137,630         65,653,604          13,831,464      20,834,825
                                            -------------------------------------------------------------------------------------
End of period ............................  $149,683,495     $ 108,662,533        $76,067,041         $65,653,604     $13,831,464
                                            =====================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME ......  $         --     $          --        $        --         $        --     $        --
                                            =====================================================================================

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

==================================================================================================================
                                                       SMALL CAP                           VALUE PLUS
                                                      GROWTH FUND                             FUND
------------------------------------------------------------------------------------------------------------------
                                                 YEAR             YEAR                YEAR               YEAR
                                                 ENDED            ENDED               ENDED              ENDED
                                               MARCH 31,        MARCH 31,           MARCH 31,          MARCH 31,
                                                 2004            2003(A)              2004               2003
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss) .............   $  (741,813)      $  (120,954)           393,465        $    358,000
Net realized gains (losses) from
   security transactions .................     5,703,223        (1,047,685)        (1,198,463)        (14,294,879)
Net change in unrealized appreciation/
   depreciation on investments ...........    12,527,407           621,728         18,679,696         (10,053,000)
                                             --------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS .....................    17,488,817          (546,911)        17,874,698         (23,989,879)
                                             --------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A ......            --                --           (396,752)           (290,370)
From net investment income, Class B ......            --                --             (2,277)             (2,133)
From net investment income, Class C ......            --                --             (5,708)                 --
From net realized gains on
   security transactions, Class A ........      (893,115)               --                 --                  --
From net realized gains on
   security transactions, Class B ........      (141,855)               --                 --                  --
From net realized gains on
   security transactions, Class C ........      (263,016)               --                 --                  --
                                             --------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS .........    (1,297,986)               --           (404,737)           (292,503)
                                             --------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS

CLASS A
Proceeds from shares sold ................    32,002,458        16,109,642          5,305,222           6,839,769
Reinvested distributions .................       809,297                --            392,545             287,400
Payments for shares redeemed .............    (6,656,407)         (485,209)        (3,988,115)        (30,766,383)
                                             --------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS A SHARE TRANSACTIONS .......    26,155,348        15,624,433          1,709,652         (23,639,214)
                                             --------------------------------------------------------------------

CLASS B
Proceeds from shares sold ................     5,091,329         1,485,272            332,680             349,616
Reinvested distributions .................       120,002                --              1,984               1,748
Payments for shares redeemed .............      (391,038)          (46,685)          (112,578)            (18,628)
                                             --------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS B SHARE TRANSACTIONS ............     4,820,293         1,438,587            222,086             332,736
                                             --------------------------------------------------------------------

CLASS C
Proceeds from shares sold ................    10,654,266         3,452,483            351,301             274,722
Reinvested distributions .................       118,861                --              5,056                  --
Payments for shares redeemed .............    (2,105,797)         (311,666)          (517,989)           (585,691)
                                             --------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CLASS C SHARE TRANSACTIONS ............     8,667,330         3,140,817           (161,632)           (310,969)
                                             --------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..    55,833,802        19,656,926         19,240,067         (47,899,829)
                                             --------------------------------------------------------------------
NET ASSETS
Beginning of period ......................    19,656,926                --         47,992,038          95,891,867
                                             --------------------------------------------------------------------
End of period ............................   $75,490,728       $19,656,926         67,232,105        $ 47,992,038
                                             ====================================================================
UNDISTRIBUTED NET INVESTMENT INCOME ......   $        --       $        --             72,939        $     84,212
                                             ====================================================================

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

See accompanying notes to financial statements.

EMERGING GROWTH FUND--CLASS A
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                             PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------
                                                                                       THREE
                                              YEAR            YEAR         YEAR       MONTHS           YEAR        YEAR
                                             ENDED           ENDED        ENDED        ENDED          ENDED       ENDED
                                            MARCH 31,       MARCH 31,    MARCH 31,    MARCH 31,      MARCH 31,   MARCH 31,
                                              2004            2003         2002       2001(A)          2000        1999
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..  $   13.89       $   19.52    $   15.96    $   17.93      $   16.96   $   13.40
                                           ------------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment loss ..................      (0.13)          (0.14)       (0.14)          --          (0.06)      (0.09)
   Net realized and unrealized
      gains (losses) on investments .....       7.97           (5.29)        3.76        (1.97)          4.16        6.18
                                           ------------------------------------------------------------------------------
Total from investment operations ........       7.84           (5.43)        3.62        (1.97)          4.10        6.09
                                           ------------------------------------------------------------------------------

Distributions from net realized gains ...         --           (0.20)       (0.06)          --          (3.13)      (2.53)
                                           ------------------------------------------------------------------------------

Net asset value at end of period ........  $   21.73       $   13.89    $   19.52    $   15.96      $   17.93   $   16.96
                                           ==============================================================================

Total return(B) .........................     56.44%         (27.90%)      22.72%      (10.99%)(C)     25.92%      45.85%
                                           ==============================================================================

Net assets at end of period (000's) .....  $ 458,524       $ 153,247    $ 169,781    $  19,141      $  15,304   $  10,743
                                           ==============================================================================

Ratio of net expenses to
   average net assets ...................      1.49%(D)        1.50%        1.50%        1.50%(E)       1.50%       1.50%

Ratio of net investment loss to
   average net assets ...................     (0.93%)(D)      (1.07%)      (1.02%)      (0.10%)(E)     (0.40%)     (0.66%)

Portfolio turnover ......................        79%             62%          73%          68%(E)         98%         97%

(A) Effective after the close of business on March 31, 2001, the Fund changed its fiscal year-end to March 31.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.50% and the ratio of net investments loss to average net assets would have been (0.94%).

(E)  Annualized.

See accompanying notes to financial statements.

EMERGING GROWTH FUND--CLASS B
FINANCIAL HIGHLIGHTS

===========================================================================================================
                                              PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------
                                                          YEAR               YEAR               PERIOD
                                                          ENDED              ENDED               ENDED
                                                        MARCH 31,          MARCH 31,           MARCH 31,
                                                          2004               2003              2002(A)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..............   $ 12.53            $ 18.25             $ 16.45
                                                        ----------------------------------------------
Income (loss) from investment operations:
   Net investment loss ..............................     (0.25)             (0.14)              (0.09)
   Net realized and unrealized gains (losses)
      on investments ................................      7.75              (5.38)               1.95
                                                        ----------------------------------------------
Total from investment operations ....................      7.50              (5.52)               1.86
                                                        ----------------------------------------------

Distributions from net realized gains ...............        --              (0.20)              (0.06)
                                                        ----------------------------------------------

Net asset value at end of period ....................   $ 20.03            $ 12.53             $ 18.25
                                                        ==============================================

Total return(B) .....................................    59.86%            (30.34%)             11.35%(C)
                                                        ==============================================

Net assets at end of period (000's) .................   $64,918            $26,226             $15,335
                                                        ==============================================

Ratio of net expenses to average net assets .........     2.24%(D)           2.25%               2.25%(E)

Ratio of net investment loss to average net assets ..    (1.68%)(D)         (1.77%)             (1.90%)(E)

Portfolio turnover rate .............................       79%                62%                 73%(E)

(A) Represents the period from commencement of operations (May 1, 2001) through March 31, 2002.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.25% and the ratio of net investments loss to average net assets would have been (1.69%).

(E)  Annualized.

See accompanying notes to financial statements.

EMERGING GROWTH FUND--CLASS C
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                             PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------
                                                                                      THREE
                                               YEAR           YEAR        YEAR       MONTHS          YEAR        YEAR
                                              ENDED          ENDED       ENDED        ENDED         ENDED       ENDED
                                             MARCH 31,      MARCH 31,   MARCH 31,    MARCH 31,     DEC. 31,    DEC. 31,
                                               2004           2003        2002       2001(A)         2000        1999
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..  $   12.55       $   18.26   $   15.01   $   16.87     $   16.29   $   13.04
                                           ---------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income (loss) .........      (0.23)          (0.13)       0.01       (0.02)        (0.17)      (0.19)
   Net realized and unrealized gains
      (losses) on investments ...........       7.72           (5.38)       3.30       (1.84)         3.88        5.97
                                           ---------------------------------------------------------------------------
Total from investment operations ........       7.49           (5.51)       3.31       (1.86)         3.71        5.78
                                           ---------------------------------------------------------------------------

Less distributions:
   Dividends from net investment
      income ............................         --              --          --          --         (3.13)      (2.53)
Distributions from net realized gains ...         --           (0.20)      (0.06)         --            --          --
                                           ---------------------------------------------------------------------------
Total distributions .....................         --           (0.20)      (0.06)         --         (3.13)      (2.53)
                                           ---------------------------------------------------------------------------

Net asset value at end of period ........  $   20.04       $   12.55   $   18.26   $   15.01     $   16.87   $   16.29
                                           ===========================================================================

Total return(C) .........................     59.68%         (30.27%)     22.09%     (11.03%)(D)    24.58%      44.86%
                                           ===========================================================================

Net assets at end of period (000's) .....  $ 252,021       $  97,743   $  67,347   $   7,600     $   5,466   $   3,964
                                           ===========================================================================

Ratio of net expenses to
   average net assets ...................      2.24%(E)        2.25%       2.25%       2.25%(F)      2.25%       2.25%

Ratio of net investment loss to
   average net assets ...................     (1.68%)(E)      (1.77%)     (1.61%)     (0.63%)(F)    (1.15%)     (1.41%)

Portfolio turnover ......................        79%             62%         73%         68%(F)        98%         97%

(A) Effective after the close of business on March 31, 2001, the Fund changed its fiscal year-end to March 31.

(B) Represents the period from the commencement of operations (January 1, 1999) through December 31, 1999.

(C)  Total returns shown exclude the effect of applicable sales loads.

(D)  Not annualized.

(E) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.25% and the ratio of net investments loss to average net assets would have been (1.69%).

(F)  Annualized.

See accompanying notes to financial statements.

ENHANCED 30 FUND--CLASS A
FINANCIAL HIGHLIGHTS

======================================================================================================================
                                                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------
                                                   YEAR               YEAR              YEAR              PERIOD
                                                   ENDED              ENDED             ENDED             ENDED
                                                 MARCH 31,          MARCH 31,          MARCH 31,         MARCH 31,
                                                    2004               2003              2002             2001(A)
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........   $ 6.71           $  9.19             $ 8.90             $ 10.00
                                                  ---------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income ......................     0.07              0.06               0.06                0.05
   Net realized and unrealized gains
      (losses) on investments .................     2.37             (2.46)              0.28               (1.10)
                                                  ---------------------------------------------------------------
Total from investment operations ..............     2.44             (2.40)              0.34               (1.05)
                                                  ---------------------------------------------------------------

Dividends from net investment income ..........    (0.05)            (0.08)             (0.05)              (0.05)
                                                  ---------------------------------------------------------------

Net asset value at end of period ..............   $ 9.10           $  6.71             $ 9.19             $  8.90
                                                  ===============================================================

Total return(B) ...............................   36.41%           (26.19%)             3.86%             (10.57%)(C)
                                                  ===============================================================

Net assets at end of period (000's) ...........   $8,783           $ 6,109             $7,561             $ 6,208
                                                  ===============================================================

Ratio of net expenses to average net assets        0.97%(D)          1.00%              1.00%               1.00%(E)

Ratio of net investment income to
   average net assets .........................    0.85%(D)          0.90%              0.70%               0.54%(E)

Portfolio turnover rate .......................      10%               29%                 9%                  3%(E)

(A) Represents the period from the commencement of operations (May 1, 2000) through March 31, 2001.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.00% and the ratio of net investments income to average net assets would have been 0.82%.

(E)  Annualized.

See accompanying notes to financial statements.

ENHANCED 30 FUND--CLASS B
FINANCIAL HIGHLIGHTS

===========================================================================================================
                                              PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------
                                                        YEAR                  YEAR               PERIOD
                                                        ENDED                 ENDED              ENDED
                                                      MARCH 31,             MARCH 31,           MARCH 31,
                                                        2004                  2003               2002(A)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........        $ 6.69              $  9.13              $ 9.50
                                                       -----------------------------------------------
Income (loss) from investment operations:
   Net investment income ......................          0.01                 0.01                0.02
   Net realized and unrealized gains
      (losses) on investments .................          2.36                (2.45)              (0.37)
                                                       -----------------------------------------------
Total from investment operations ..............          2.37                (2.44)              (0.35)
                                                       -----------------------------------------------

Dividends from net investment income ..........         (0.02)                  --(B)            (0.02)
                                                       -----------------------------------------------

Net asset value at end of period ..............        $ 9.04              $  6.69              $ 9.13
                                                       ===============================================

Total return(C) ...............................        35.37%              (26.70%)             (3.60%)(D)
                                                       ===============================================

Net assets at end of period (000's) ...........        $1,456              $   729              $  860
                                                       ===============================================

Ratio of net expenses to average net assets ...         1.72%(E)             1.75%               1.75%(F)

Ratio of net investment income to
   average net assets .........................         0.10%(E)             0.18%               0.03%(F)

Portfolio turnover rate .......................           10%                  29%                  9%(F)

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(B)  Amount rounds to less than $0.01 per share.

(C)  Total returns shown exclude the effect of applicable sales loads.

(D)  Not annualized.

(E) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.75% and the ratio of net investments income to average net assets would have been 0.07%.

(F)  Annualized.

See accompanying notes to financial statements.

ENHANCED 30 FUND--CLASS C
FINANCIAL HIGHLIGHTS

=====================================================================================================================
                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------
                                                    YEAR              YEAR               YEAR             PERIOD
                                                    ENDED             ENDED              ENDED             ENDED
                                                  MARCH 31,         MARCH 31,          MARCH 31,         MARCH 31,
                                                    2004              2003               2002             2001(A)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........   $ 6.72           $  9.13             $ 8.88             $ 10.00
                                                  ---------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income ......................     0.01              0.01               0.01                0.01
   Net realized and unrealized gains
      (losses) on investments .................     2.37             (2.41)              0.25               (1.12)
                                                  ---------------------------------------------------------------
Total from investment operations ..............     2.38             (2.40)              0.26               (1.11)
                                                  ---------------------------------------------------------------

Dividends from net investment income ..........    (0.02)            (0.01)             (0.01)              (0.01)
                                                  ---------------------------------------------------------------

Net asset value at end of period ..............   $ 9.08           $  6.72             $ 9.13             $  8.88
                                                  ===============================================================

Total return(B) ...............................   35.38%           (26.32%)             3.00%             (11.12%)(C)
                                                  ===============================================================

Net assets at end of period (000's) ...........   $2,260           $   920             $  900             $   128
                                                  ===============================================================

Ratio of net expenses to average net assets ...    1.72%(D)          1.74%              1.75%               1.73%(E)

Ratio of net investment income (loss) to
   average net assets .........................    0.13%(D)          0.18%             (0.05%)             (0.46%)(E)

Portfolio turnover rate .......................      10%               29%                 9%                  3%(E)

(A) Represents the period from the commencement of operations (May 16, 2000) through March 31, 2001.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.75% and the ratio of net investments income to average net assets would have been 0.10%.

(E)  Annualized.

See accompanying notes to financial statements.

GROWTH OPPORTUNITIES FUND--CLASS A
FINANCIAL HIGHLIGHTS

===================================================================================================================================
                                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------------
                                                  2004              2003               2002                2001            2000
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........  $  12.70           $ 18.18           $  19.97            $  32.43         $ 17.50
                                                ---------------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment loss .......................     (0.21)            (0.19)             (0.18)              (0.13)          (0.16)
   Net realized and unrealized gains
      (losses) on investments ................      5.57             (5.29)             (1.61)             (12.33)          15.51
                                                ---------------------------------------------------------------------------------
Total from investment operations .............      5.36             (5.48)             (1.79)             (12.46)          15.35
                                                ---------------------------------------------------------------------------------

Distributions from net realized gains ........        --                --                 --                  --           (0.42)
                                                ---------------------------------------------------------------------------------

Net asset value at end of year ...............  $  18.06           $ 12.70           $  18.18            $  19.97         $ 32.43
                                                =================================================================================

Total return(A) ..............................    42.20%           (30.14%)            (8.96%)            (38.42%)         88.88%
                                                =================================================================================

Net assets at end of year (000's) ............  $117,605           $84,472           $121,791            $107,435         $79,066
                                                =================================================================================

Ratio of net expenses to
   average net assets ........................     1.60%            1.83%              1.49%                1.54%           1.52%

Ratio of net investment loss to
   average net assets ........................    (1.23%)          (1.40%)            (0.98%)              (0.66%)         (1.05%)

Portfolio turnover rate ......................       47%              39%                52%                  35%             44%

Amount of debt outstanding at
   end of year (000's) .......................       n/a           $    --           $     --                 n/a             n/a

Average daily amount of debt outstanding
   during the year (000's)(B) ................       n/a           $   242           $     24                 n/a             n/a

Average daily number of capital shares
   outstanding during the year (000's)(B) ....       n/a             8,916              8,481                 n/a             n/a

Average amount of debt per share
   during the year (B) .......................       n/a           $  0.03           $     --(C)              n/a             n/a

(A)  Total returns shown exclude the effect of applicable sales loads.

(B)  Based on fund level shares outstanding.

(C)  Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

GROWTH OPPORTUNITIES FUND--CLASS B
FINANCIAL HIGHLIGHTS

============================================================================================================
                                               PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------
                                                        YEAR                YEAR              PERIOD
                                                        ENDED               ENDED             ENDED
                                                      MARCH 31,            MARCH 31,         MARCH 31,
                                                         2004                2003             2002(A)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $12.13              $ 17.78             $ 22.74
                                                       -----------------------------------------------

Income (loss) from investment operations:
   Net investment loss .............................    (0.38)               (0.36)              (0.17)
   Net realized and unrealized gains (losses)
      on investments ...............................     5.56                (5.29)              (4.79)
                                                       -----------------------------------------------
Total from investment operations ...................     5.18                (5.65)              (4.96)
                                                       -----------------------------------------------

Net asset value at end of period ...................   $17.31              $ 12.13             $ 17.78
                                                       ===============================================

Total return(B) ....................................   42.70%              (31.78%)            (21.81%)(C)
                                                       ===============================================

Net assets at end of period (000's) ................   $3,608              $ 2,463             $ 3,380
                                                       ===============================================

Ratio of net expenses to average net assets ........    2.84%                3.16%               2.37%(D)

Ratio of net investment loss to average net assets .   (2.45%)              (2.71%)             (1.93%)(D)

Portfolio turnover rate ............................      47%                  39%                 52%(D)

Amount of debt outstanding at end of period (000's)       n/a              $    --             $    --

Average daily amount of debt outstanding
   during the period (000's)(E) ....................      n/a              $   242             $    24

Average daily number of capital shares outstanding
   during the period (000's)(E) ....................      n/a                8,916               8,481

Average amount of debt per share during the period(E)     n/a              $  0.03             $    --(F)

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

(E)  Based on fund level shares outstanding.

(F)  Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

GROWTH OPPORTUNITIES FUND--CLASS C
FINANCIAL HIGHLIGHTS

================================================================================================================================
                                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------------
                                                      YEAR           YEAR            YEAR            YEAR           PERIOD
                                                      ENDED          ENDED            ENDED           ENDED          ENDED
                                                    MARCH 31,      MARCH 31,        MARCH 31,       MARCH 31,       MARCH 31,
                                                      2004           2003             2002            2001           2000(A)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..........   $ 12.17        $ 17.78          $ 19.74         $ 32.30          $ 18.65
                                                    ------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss ..........................     (0.37)         (0.36)           (0.32)          (0.19)           (0.11)
   Net realized and unrealized gains
      (losses) on investments ...................      5.59          (5.25)           (1.64)         (12.37)           14.18
                                                    ------------------------------------------------------------------------
Total from investment operations ................      5.22          (5.61)           (1.96)         (12.56)           14.07
                                                    ------------------------------------------------------------------------

Dividends from net investment income ............        --             --               --              --            (0.42)
                                                    ------------------------------------------------------------------------

Net asset value at end of period ................   $ 17.39        $ 12.17          $ 17.78         $ 19.74          $ 32.30
                                                    ========================================================================

Total return(B) .................................    42.89%        (31.55%)          (9.93%)        (38.89%)          76.52% (C)
                                                    ========================================================================

Net assets at end of period (000's) .............   $28,470        $21,727          $40,967         $36,475          $10,794
                                                    ========================================================================

Ratio of net expenses to average net assets .....     2.60%          2.87%            2.31%           2.19%            2.33%(D)

Ratio of net investment loss to
   average net assets ...........................    (2.21%)        (2.42%)          (1.78%)         (1.31%)          (1.77%)(D)

Portfolio turnover rate .........................       47%            39%              52%             35%              44%(D)

Amount of debt outstanding at
   end of period (000's) ........................       n/a        $    --          $    --             n/a              n/a

Average daily amount of debt outstanding
   during the period (000's)(E) .................       n/a        $   242          $    24             n/a              n/a

Average daily number of capital shares
   outstanding during the
   period (000's)(E) ............................       n/a          8,916            8,481             n/a              n/a

Average amount of debt per share
   during the period(E) .........................       n/a        $  0.03          $    --(F)          n/a              n/a

(A) Represents the period from the commencement of operations (August 2, 1999) through March 31, 2000.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

(E)  Based on fund level shares outstanding.

(F)  Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND--CLASS A
FINANCIAL HIGHLIGHTS

===============================================================================================================================
                                                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------------
                                              THREE
                                              MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             MARCH 31,       ------------------------------------------------------------------
                                              2004(A)           2003          2002          2001         2000          1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....  $  16.53        $  12.19       $  16.63     $  21.73      $  23.59      $  14.47
                                             ----------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss ....................     (0.03)          (0.07)         (0.12)       (0.13)        (0.20)        (0.12)
   Net realized and unrealized gains
      (losses) on investments .............      0.81           (4.41)         (4.32)       (0.97)        (1.61)         9.24
                                             ----------------------------------------------------------------------------------
Total from investment operations ..........      0.78           (4.34)         (4.44)       (0.10)        (1.81)         9.12
                                             ----------------------------------------------------------------------------------

Distributions from net realized gains .....        --              --             --          --          (0.05)           --
                                             ================================================================================

Net asset value at end of period ..........  $  17.31        $  16.53       $  12.19     $  16.63      $  21.73      $  23.59
                                             ================================================================================

Total return(B) ...........................     4.72%(C)       35.60%         26.70       (23.47%)       (7.66%)       63.03%
                                             ================================================================================

Net assets at end of period (000's) .......  $ 69,860        $ 62,187       $ 13,831     $ 20,835      $ 44,068      $ 12,667

Ratio of net expenses to
   average net assets .....................     1.30%(D)        1.39%          1.49         1.49%         1.48%         1.49%

Ratio of net investment loss to
   average net assets .....................    (0.78%)(D)      (0.93%)        (0.82)       (0.82%)       (1.14%)       (0.99%)

Portfolio turnover ........................       60%(D)          60%(E)        115          115%           54%           75%

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

(E) Reflects the portfolio turnover rate after realignment of the portfolio in connection with the acquisitions described in Note 9.

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND--CLASS B
FINANCIAL HIGHLIGHTS
=============================================================================
                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------
                                                       THREE
                                                       MONTHS       PERIOD
                                                       ENDED        ENDED
                                                     MARCH 31,   DECEMBER 31,
                                                      2004(A)      2003(B)
-----------------------------------------------------------------------------
Net asset value at beginning of period ...........   $ 16.50      $ 15.45
                                                     --------------------
Income (loss) from investment operations:
   Net investment loss ...........................     (0.03)       (0.06)
   Net realized and unrealized gains
      on investments .............................      0.77         1.11
                                                     --------------------
Total from investment operations .................      0.74         1.05
                                                     --------------------

Net asset value at end of period .................   $ 17.24      $ 16.50
                                                     ====================

Total return(C) ..................................     4.48%        6.80%
                                                     ====================

Net assets at end of period (000's) ..............   $ 1,897      $ 1,003
                                                     ====================

Ratio of net expenses to average net assets ......     2.25%(D)     2.22%(D)

Ratio of net investment loss to average net assets    (1.71%)(D)   (1.80%)(D)

Portfolio turnover rate(D) .......................       60%          60%(E)

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

(B) Represents the period from commencement of operations (October 4, 2003) through December 31, 2003.

(C) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(D)  Annualized.

(E) Reflects the portfolio turnover rate after realignment of the portfolio in connection with the acquisitions described in Note 9.

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND--CLASS C
FINANCIAL HIGHLIGHTS
===============================================================================
                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------
                                                       THREE
                                                       MONTHS         PERIOD
                                                       ENDED          ENDED
                                                     MARCH 31,     DECEMBER 31,
                                                      2004(A)        2003(B)
-------------------------------------------------------------------------------
Net asset value at beginning of period ...........   $ 16.50        $ 15.45
                                                     ----------------------
Income (loss) from investment operations:
   Net investment loss ...........................     (0.04)         (0.05)
   Net realized and unrealized gains
      on investments .............................      0.78           1.10
                                                     ----------------------
Total from investment operations .................      0.74           1.05
                                                     ----------------------

Net asset value at end of period .................   $ 17.24        $ 16.50
                                                     ======================

Total return(C) ..................................     4.48%          6.80%
                                                     ======================

Net assets at end of period (000's) ..............   $ 4,310        $ 2,465
                                                     ======================

Ratio of net expenses to average net assets ......     2.25%(D)       2.21%(D)

Ratio of net investment loss to average net assets    (1.70%)(D)     (1.78%)(D)

Portfolio turnover rate(D) .......................       60%            60%(E)

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

(B) Represents the period from commencement of operations (October 4, 2003) through December 31, 2003.

(C) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(D)  Annualized.

(E) Reflects the portfolio turnover rate after realignment of the portfolio in connection with the acquisitions described in Note 9.

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND--CLASS A
FINANCIAL HIGHLIGHTS
================================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                      YEAR        PERIOD
                                                      ENDED        ENDED
                                                    MARCH 31,     MARCH 31,
                                                       2004        2003(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ...........  $   9.78      $ 10.00
                                                    ---------------------
Income (loss) from investment operations:
   Net investment loss ...........................     (0.14)       (0.06)
   Net realized and unrealized gains (losses)
      on investments .............................      6.78        (0.16)
                                                    ---------------------
Total from investment operations .................      6.64        (0.22)
                                                    ---------------------

Distributions from net realized gains ............     (0.37)          --
                                                    ---------------------

Net asset value at end of period .................  $  16.05      $  9.78
                                                    =====================

Total return(B) ..................................    68.02%       (2.20%)(C)
                                                    =====================

Net assets at end of period (000's) ..............  $ 53,064      $15,230
                                                    =====================

Ratio of net expenses to average net assets ......     1.89%(D)     1.95%(E)

Ratio of net investment loss to average net assets    (1.34%)(D)   (1.61%)(E)

Portfolio turnover ...............................      133%         128%(E)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.95% and the ratio of net investments loss to average net assets would have been (1.40%).

(E)  Annualized.

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND--CLASS B
FINANCIAL HIGHLIGHTS
================================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                        YEAR          PERIOD
                                                       ENDED          ENDED
                                                      MARCH 31,      MARCH 31,
                                                        2004          2003(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ...........   $   9.75       $ 10.00
                                                     ----------------------
Income (loss) from investment operations:
   Net investment loss ...........................      (0.21)        (0.06)
   Net realized and unrealized gains (losses)
      on investments .............................       6.73         (0.19)
                                                     ----------------------
Total from investment operations .................       6.52         (0.25)
                                                     ----------------------

Distributions from net realized gains ............      (0.37)           --
                                                     ----------------------

Net asset value at end of period .................   $  15.90       $  9.75
                                                     ======================

Total return(B) ..................................     66.99%        (2.50%)(C)
                                                     ======================

Net assets at end of period (000's) ..............   $  7,831       $ 1,399
                                                     ======================

Ratio of net expenses to average net assets ......      2.63%(D)      2.69%(E)

Ratio of net investment loss to average net assets     (2.09%)(D)    (2.38%)(E)

Portfolio turnover ...............................       133%          128%(E)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.70% and the ratio of net investments loss to average net assets would have been (2.16%).

(E)  Annualized.

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND--CLASS C
FINANCIAL HIGHLIGHTS
================================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                        YEAR         PERIOD
                                                        ENDED        ENDED
                                                      MARCH 31,     MARCH 31,
                                                        2004         2003(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ...........      9.74          10.00
                                                     ----------------------

Income (loss) from investment operations:
   Net investment loss ...........................     (0.21)         (0.07)
   Net realized and unrealized gains (losses)
      on investments .............................      6.75          (0.19)
                                                     ----------------------
Total from investment operations .................      6.54          (0.26)
                                                     ----------------------

Distributions from net realized gains ............     (0.37)            --
                                                     ----------------------

Net asset value at end of period .................     15.91           9.74
                                                     ======================

Total return(B) ..................................    67.26%         (2.60%)(C)
                                                     ======================

Net assets at end of period (000's) ..............    14,596          3,029
                                                     ======================

Ratio of net expenses to average net assets ......     2.63%(D)       2.69%(E)

Ratio of net investment loss to average net assets    (2.09%)(D)     (2.39%)(E)

Portfolio turnover ...............................      133%           128%(E)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.70% and the ratio of net investments loss to average net assets would have been (2.16%).

(E)  Annualized.

See accompanying notes to financial statements.

VALUE PLUS FUND--CLASS A
FINANCIAL HIGHLIGHTS

=======================================================================================================================
                                                          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------
                                                                                     THREE
                                                YEAR         YEAR        YEAR       MONTHS          YEAR        YEAR
                                               ENDED        ENDED       ENDED        ENDED         ENDED       ENDED
                                              MARCH 31,    MARCH 31,   MARCH 31,    MARCH 31,     DEC. 31,    DEC. 31,
                                                2004         2003        2002       2001(A)         2000        1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....  $   7.45    $  10.49    $  10.27    $  10.74       $  11.77    $  10.41
                                              -----------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income ...................      0.06        0.05        0.02        0.01           0.06        0.01
   Net realized and unrealized gains
      (losses) on investments ..............      2.69       (3.05)       0.22       (0.47)          0.12        1.60
                                              -----------------------------------------------------------------------
Total from investment operations ...........      2.75       (3.00)       0.24       (0.46)          0.18        1.61
                                              -----------------------------------------------------------------------

Less distributions:
   Dividends from net investment income ....     (0.06)      (0.04)      (0.02)      (0.01)         (0.06)      (0.01)
   Distributions from net realized gains ...        --          --          --          --          (0.92)      (0.24)
   Return of capital .......................        --          --          --          --          (0.23)         --
                                              -----------------------------------------------------------------------
Total distributions ........................     (0.06)      (0.04)      (0.02)      (0.01)         (1.21)      (0.25)
                                              -----------------------------------------------------------------------

Net asset value at end of period ...........  $  10.14    $   7.45    $  10.49    $  10.27       $  10.74    $  11.77
                                              =======================================================================

Total return(B) ............................    37.04%     (28.59%)      2.34%      (4.29%)(C)      1.91%      15.51%
                                              =======================================================================

Net assets at end of period (000's) ........  $ 64,612    $ 46,113    $ 93,214    $ 51,442       $ 49,807    $ 31,808
                                              =======================================================================

Ratio of net expenses to
   average net assets ......................     1.30%       1.30%       1.30%       1.30%(D)       1.30%       1.30%

Ratio of net investment income
   to average net assets ...................     0.68%       0.58%       0.23%       0.37%(D)       0.51%       0.08%

Portfolio turnover .........................       44%         58%         33%         48%(D)         83%         60%

(A) Effective after the close of business on December 31, 2000, the Fund changed its fiscal year-end to March 31.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

VALUE PLUS FUND--CLASS B
FINANCIAL HIGHLIGHTS

=============================================================================================================
                                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------
                                                              YEAR               YEAR             PERIOD
                                                              ENDED              ENDED            ENDED
                                                            MARCH 31,          MARCH 31,         MARCH 31,
                                                              2004               2003            2002(A)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .................    $  7.18            $ 10.18           $ 10.72
                                                            --------------------------------------------
Income (loss) from investment operations:
   Net investment loss .................................         --(B)              --(B)          (0.01)
   Net realized and unrealized gains (losses)
      on investments ...................................       2.58              (2.96)            (0.53)
                                                            --------------------------------------------
Total from investment operations .......................       2.58              (2.96)            (0.54)
                                                            --------------------------------------------

Dividends from net investment income ...................      (0.03)             (0.04)               --
                                                            --------------------------------------------

Net asset value at end of period .......................    $  9.73            $  7.18           $ 10.18
                                                            ============================================

Total return(C) ........................................     36.04%            (29.05%)           (5.01%)(D)
                                                            ============================================

Net assets at end of period (000's) ....................    $   753            $   367           $   130
                                                            ============================================

Ratio of net expenses to average net assets ............      2.05%              2.05%             2.05%(E)

Ratio of net investment loss to average net assets .....     (0.09%)            (0.06%)           (0.77%)(E)

Portfolio turnover rate ................................        44%                58%               33%(E)

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(B)  Amount rounds to less than $0.01 per share.

(C)  Total returns shown exclude the effect of applicable sales loads.

(D)  Not annualized.

(E)  Annualized.

See accompanying notes to financial statements.

VALUE PLUS FUND--CLASS C
FINANCIAL HIGHLIGHTS

======================================================================================================================
                                                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------
                                                                                     THREE
                                                YEAR         YEAR        YEAR       MONTHS         YEAR        YEAR
                                               ENDED        ENDED       ENDED        ENDED        ENDED       ENDED
                                              MARCH 31,    MARCH 31,   MARCH 31,    MARCH 31,    DEC. 31,    DEC. 31,
                                                2004         2003        2002       2001(A)        2000       1999(B)
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....  $   7.22    $  10.18    $  10.02    $  10.50       $  11.48    $  10.26
                                             -----------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment loss ....................        --(C)    (0.02)      (0.04)      (0.01)         (0.02)      (0.07)
   Net realized and unrealized gains
      (losses) on investments .............      2.59       (2.94)       0.20       (0.47)          0.19        1.53
                                             -----------------------------------------------------------------------
Total from investment operations ..........      2.59       (2.96)       0.16       (0.48)          0.17        1.46
                                             -----------------------------------------------------------------------

Less distributions:
   Dividends from net investment income ...     (0.03)         --          --          --             --          --
   Distributions from net realized gains ..        --          --          --          --          (0.92)      (0.24)
   Return of capital ......................        --          --          --          --          (0.23)         --
                                             -----------------------------------------------------------------------
Total distributions .......................     (0.03)         --          --          --          (1.15)      (0.24)
                                             -----------------------------------------------------------------------

Net asset value at end of period ..........  $   9.78    $   7.22    $  10.18    $  10.02       $  10.50    $  11.48
                                             =======================================================================

Total return(D) ...........................    35.89%     (29.08%)      1.60%      (4.57%)(E)      1.87%      14.24%
                                             =======================================================================

Net assets at end of period (000's) .......  $  1,867    $  1,512    $  2,548    $  1,705       $  2,011    $    548
                                             =======================================================================

Ratio of net expenses to
   average net assets .....................     2.05%       2.05%       2.05%       2.05%(F)       2.05%       2.05%

Ratio of net investment loss to
average net assets ........................    (0.05%)     (0.15%)     (0.51%)     (0.33%)(F)     (0.21%)     (0.65%)

Portfolio turnover ........................       44%         58%         33%         48%(F)         83%         60%


(A) Effective after the close of business on December 31, 2000, the Fund changed its fiscal year-end to March 31.

(B) Represents the period from the commencement of operations (January 1, 1999) through December 31, 1999.

(C)  Amount rounds to less than $0.01 per share.

(D)  Total returns shown exclude the effect of applicable sales loads.

(E)  Not annualized.

(F)  Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
================================================================================

1. ORGANIZATION

The Emerging Growth Fund, Enhanced 30 Fund, Growth Opportunities Fund, Large Cap Growth Fund, Small Cap Growth Fund and Value Plus Fund (individually, a Fund, and collectively, the Funds) are each a series of Touchstone Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the Act), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

Prior to May 1, 2000, the Emerging Growth Fund and Value Plus Fund were part of the Touchstone Series Trust, a Massachusetts business trust organized on February 7, 1994 and registered under the Act as an open-end management investment company. Effective May 1, 2000, the Funds were merged into separate series of the Trust and their fiscal year ends were subsequently changed from December 31 to March 31.

Prior to October 4, 2003, the Large Cap Growth Fund was a series of the Navellier Performance Funds. Effective October 4, 2003, the Navellier Performance Large Cap Growth Portfolio and the Navellier Millennium Large Cap Growth Portfolio were merged into the Large Cap Growth Fund. The accounting and performance history of the Navellier Performance Large Cap Growth Portfolio was carried forward. The Large Cap Growth Fund was the legal and tax survivor. Effective January 1, 2004, the Fund changed its fiscal year end from December 31 to March 31.

The Emerging Growth Fund seeks to increase the value of Fund shares as a primary goal and to earn income as a secondary goal by investing primarily (at least 65% of its assets) in emerging growth companies.

The Enhanced 30 Fund seeks to achieve a total return that is higher than the total return of the Dow Jones Industrial Average. The Fund's portfolio is based on the 30 stocks that comprise the Dow Jones Industrial Average.

The Growth Opportunities Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in stocks of mid to large cap domestic growth companies that the sub-adviser believes have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a 3 to 5 year period.

The Large Cap Growth Fund seeks long-term growth of capital. Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio of common stocks of large cap companies.

The Small Cap Growth Fund seeks long-term growth of capital. Under normal circumstances, the Fund will invest at least 80% of its assets in common stock of small cap companies.

The Value Plus Fund seeks to increase the value of Fund shares over the long-term by investing primarily (at least 65% of its assets) in common stocks of larger companies that the sub-adviser believes are undervalued.

Each Fund offers three classes of shares: Class A shares (currently sold subject to a maximum front-end sales load of 5.75% and a maximum distribution fee of up to 0.25%), Class B shares (sold subject to a maximum contingent deferred sales load of 5.00% for a one-year period and incrementally reduced over time and a maximum distribution fee of up to 1.00% of average daily net assets) and Class C shares sold subject to a 1.00% contingent deferred sales load for a one-year period and a maximum distribution fee of up to 1.00% of average daily net assets). Each Class A,

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Class B and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B and Class C shares bear the expenses of higher distribution fees, which is expected to cause Class B and Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price and portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees.

Portfolio Securities Loaned - As of March 31, 2004, the Emerging Growth Fund, Growth Opportunities Fund, Large Cap Growth Fund and Small Cap Growth Fund loaned common stocks having a fair value of approximately $68,034,132, $9,187,815, $4,305,900 and $8,826,839 and received collateral of $71,525,075,
$9,507,500, $4,342,200 and $9,289,588 for the loans, respectively. All collateral received as cash and securities is received, held and administered by the Funds' custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan are recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which, together with accrued interest, approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times, be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class B and Class C shares of the Funds is equal to the net asset value per share.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

The redemption price per share of each class of shares of the Funds is equal to the net asset value per share. However, Class B and Class C shares of the Funds are subject to a contingent deferred sales load of 5% and 1%, respectively, of the original purchase price if redeemed within a one-year period from the date of purchase. The contingent deferred sales load for Class B shares will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales load for Class B shares.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are recorded on an accrual basis.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid to shareholders annually for each Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

The tax character of distributions paid for the years ended March 31, 2004 and 2003 was as follows:

------------------------------------------------------------------------------------------------------------
                                         EMERGING                                           GROWTH
                                          GROWTH                 ENHANCED 30             OPPORTUNITIES
                                           FUND                     FUND                     FUND
------------------------------------------------------------------------------------------------------------
                                     YEAR         YEAR        YEAR         YEAR        YEAR         YEAR
                                    ENDED        ENDED       ENDED        ENDED       ENDED        ENDED
                                   MARCH 31,    MARCH 31,   MARCH 31,    MARCH 31,   MARCH 31,    MARCH 31,
                                     2004         2003        2004         2003        2004         2003
------------------------------------------------------------------------------------------------------------
From ordinary income ...........   $     --   $3,671,302   $   52,387   $  71,896    $      --    $      --
From long-term capital gains ...         --      308,874           --          --           --           --
                                   -------------------------------------------------------------------------
                                   $     --   $3,980,176   $   52,387   $  71,896    $      --    $      --
                                   =========================================================================
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                         LARGE CAP               SMALL CAP
                                          GROWTH                   GROWTH                 VALUE PLUS
                                           FUND                     FUND                     FUND
------------------------------------------------------------------------------------------------------------
                                     YEAR         YEAR        YEAR         YEAR        YEAR         YEAR
                                    ENDED        ENDED       ENDED        ENDED       ENDED        ENDED
                                   MARCH 31,    MARCH 31,   MARCH 31,    MARCH 31,   MARCH 31,    MARCH 31,
                                     2004         2003        2004         2003        2004         2003
------------------------------------------------------------------------------------------------------------
From ordinary income ...........   $     --    $     --    $1,229,562   $      --   $  404,737   $  292,503
From long-term capital gains ...         --          --        68,424          --           --           --
                                   -------------------------------------------------------------------------
                                   $     --    $     --    $1,297,986   $      --   $  404,737   $  292,503
                                   =========================================================================
------------------------------------------------------------------------------------------------------------


The following information is computed on a tax basis for each item as of March 31, 2004:

------------------------------------------------------------------------------------------------
                                                EMERGING                             GROWTH
                                                 GROWTH          ENHANCED 30      OPPORTUNITIES
                                                  FUND              FUND              FUND
------------------------------------------------------------------------------------------------
Cost of portfolio investments ...........    $ 711,583,416       $11,037,265      $ 148,899,989
                                             ==================================================
Gross unrealized appreciation ...........      127,352,635         1,915,593         29,483,979
Gross unrealized depreciation ...........      (18,198,932)         (658,814)       (21,292,546)
                                             --------------------------------------------------
Net unrealized appreciation .............      109,153,703         1,256,779          8,191,433
Post-October losses .....................               --           (81,328)          (816,953)
Capital loss carryforward ...............               --         1,564,766)       (63,527,140)
Undistributed ordinary income ...........               --            13,265                 --
Undistributed long-term capital gains ...       18,868,517                --                 --
                                             ==================================================
   Accumulated earnings (deficit) .......    $ 128,022,220       $  (376,050)     $ (56,152,660)
                                             ==================================================
------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

--------------------------------------------------------------------------------------------------
                                               LARGE CAP           SMALL CAP
                                                GROWTH               GROWTH            VALUE PLUS
                                                 FUND                 FUND                FUND
--------------------------------------------------------------------------------------------------
Cost of portfolio investments ...........     $ 66,031,167        $67,565,691        $ 59,434,717
                                              ===================================================
Gross unrealized appreciation ...........       12,905,727         16,176,941           9,403,856
Gross unrealized depreciation ...........         (203,030)        (3,452,449)         (3,129,160)
                                              ---------------------------------------------------
Net unrealized appreciation .............       12,702,697         12,724,492           6,274,696
Post-October losses .....................         (652,281)                --                  --
Capital loss carryforward ...............      (56,294,989)                --         (14,164,720)
Undistributed ordinary income ...........               --          1,709,786              72,939
Undistributed long-term capital gains ...               --          1,330,596                  --
                                              ===================================================
   Accumulated earnings (deficit) .......     $(44,244,573)       $15,764,874        $ (7,817,085)
                                              ===================================================
--------------------------------------------------------------------------------------------------

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales.

As of March 31, 2004, the Funds had the following capital loss carryforwards for federal income tax purposes.

--------------------------------------------------------------------------------
                                                                  EXPIRES
FUND                                                AMOUNT       MARCH 31,
--------------------------------------------------------------------------------
Enhanced 30 Fund ..............................  $     99,480      2009
                                                       24,780      2010
                                                      414,728      2011
                                                    1,025,778      2012
                                                 ------------
                                                    1,564,766
                                                 ============

Growth Opportunities Fund .....................  $  2,005,441      2009
                                                   22,448,509      2010
                                                   21,975,058      2011
                                                   17,098,132      2012
                                                 ------------
                                                   63,527,140
                                                 ============

Large Cap Growth Fund* ........................  $  1,492,562      2008
                                                   17,152,661      2009
                                                   14,651,841      2010
                                                   19,675,611      2011
                                                    3,322,314      2012
                                                 ------------
                                                   56,294,989
                                                 ============

Value Plus Fund ...............................  $    209,088      2009
                                                    5,826,294      2011
                                                    8,129,338      2012
                                                 ------------
                                                   14,164,720
                                                 ============
--------------------------------------------------------------------------------

The capital loss carryforwards and Post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds.

* A portion of these capital loss carryforwards may be limited under tax regulations.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the period ended March 31, 2004:

-------------------------------------------------------------------------------------
                                           EMERGING                         GROWTH
                                            GROWTH        ENHANCED 30   OPPORTUNITIES
                                             FUND            FUND            FUND
-------------------------------------------------------------------------------------
Purchases of investment securities .... $ 663,940,689    $  2,795,612   $ 63,960,589
                                        --------------------------------------------
Proceeds from sales and maturities
   of investment securities ........... $ 382,393,192    $  1,028,039   $ 71,642,537
                                        --------------------------------------------
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                           LARGE CAP      SMALL CAP
                                            GROWTH          GROWTH       VALUE PLUS
                                             FUND            FUND           FUND
-------------------------------------------------------------------------------------
Purchases of investment securities .... $  18,410,016    $ 91,802,878   $ 26,627,729
                                        --------------------------------------------
Proceeds from sales and maturities
   of investment securities ........... $  10,248,194    $ 57,568,854   $ 25,599,372
                                        --------------------------------------------
-------------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the Adviser), the Trust's investment adviser, or Touchstone Securities, Inc. (the Underwriter), the Trust's principal underwriter, and Integrated Fund Services, Inc. (Integrated), the Trust's administrator, transfer agent and accounting services agent. The Adviser, the Underwriter and Integrated are each wholly-owned, indirect subsidiaries of The Western and Southern Life Insurance Company.

MANAGEMENT AGREEMENTS

The Adviser provides general investment supervisory services for the Funds, under the terms of a Management Agreement. Under the Management Agreement, the Enhanced 30 Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.65% on the first $100 million of average daily net assets; 0.60% of the next $100 million of average daily net assets; 0.55% of the next $100 million of average daily net assets; and 0.50% of such assets in excess of $300 million. The Growth Opportunities Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% on the first $50 million of average daily net assets; 0.90% of the next $50 million of average daily net assets; 0.80% of the next $100 million of average daily net assets; and 0.75% of such assets in excess of $200 million. The Large Cap Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% on the first $200 million of average daily net assets; 0.70% of the next $300 million of average daily net assets; and 0.50% of such assets in excess of $500 million. The Value Plus Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% on the first $100 million of average daily net assets; 0.70% of the next $100 million of average daily net assets; 0.65% of the next $100 million of average daily net assets; and 0.60% of such assets in excess of $300 million. The Emerging Growth Fund and Small Cap Growth Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.80% and 1.25%, respectively, of average daily net assets.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

TCW Investment Management Company (TCW) and Westfield Capital Management Company, Inc. (Westfield) have been retained by the Adviser to manage the investments of the Emerging Growth Fund. The Adviser (not the Fund) pays TCW and Westfield a fee for these services.

Todd Investment Advisors, Inc. (Todd), an Affiliate of the Adviser, has been retained by the Adviser to manage the investments of the Enhanced 30 Fund. The Adviser (not the Fund) pays Todd a fee for these services.

Mastrapasqua Asset Management, Inc. (Mastrapasqua) has been retained by the Adviser to manage the investments of the Growth Opportunities Fund. The Adviser (not the Fund) pays Mastrapasqua a fee for these services.

Navellier Management, Inc. (Navellier) has been retained by the Adviser to manage the investments of the Large Cap Growth Fund. The Adviser (not the Fund) pays Navellier a fee for these services.

Longwood Investment Advisors, Inc. (Longwood) and Bjurman, Barry & Associates (Bjurman) have been retained by the Adviser to manage the investments of the Small Cap Growth Fund. The Adviser (not the Fund) pays Longwood and Bjurman a fee for these services.

Fort Washington Investment Advisors, Inc. (Fort Washington), an Affiliate of the Adviser, has been retained by the Adviser to manage the investments of the Value Plus Fund. The Adviser (not the Fund) pays Fort Washington a fee for these services.

The Adviser has entered into an agreement to contractually limit operating expenses of certain Funds. The maximum operating expense limit in any year with respect to a Fund is based on a percentage of the average daily net assets of the Fund. The Adviser has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Large Cap Growth Fund as follows: 1.30% for Class A shares, 2.25% for Class B shares, and 2.25% for Class C shares. These expense limitations shall remain in effect until October 6, 2005.

Pursuant to a Sponsor Agreement, between the Adviser and the Trust, the Adviser has agreed to waive its fees and reimburse expenses in order to limit certain Fund's annual expenses as follows: Emerging Growth Fund - 1.50% for Class A shares, 2.25% for Class B and Class C shares; Enhanced 30 Fund - 1.00% for Class A shares, 1.75% for Class B and Class C shares; Small Cap Growth Fund - 1.95% for Class A shares, 2.70% for Class B and Class C shares; Value Plus Fund - 1.30% for Class A shares, 2.05% for Class B and Class C shares. These fee waivers and expense limitations are in effect until March 31, 2005.

ADMINISTRATION AGREEMENT

Under the terms of an Administration Agreement, Integrated supplies executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities and materials for meetings of the Board of Trustees. For these services, Integrated receives a monthly fee from each Fund.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and Integrated, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Integrated receives a monthly fee per shareholder account from each Fund, subject to a minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays Integrated out-of-pocket expenses including, but not limited to, postage and supplies.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

ACCOUNTING SERVICES AGREEMENT

Under the terms of the Accounting Services Agreement between the Trust and Integrated, Integrated calculates the daily net asset value per share and maintains the financial books and records. For these services, Integrated receives a monthly fee, based on current net asset levels from each Fund. In addition, each Fund pays Integrated certain out-of-pocket expenses incurred by Integrated in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned $245,317, $4,253, $13,314, $11,590, $41,383 and $4,423 from underwriting and broker commissions on the sale of shares of the Emerging Growth Fund, Enhanced 30 Fund, Growth Opportunities Fund, Large Cap Growth Fund, Small Cap Growth Fund, and Value Plus Fund, respectively, during the period ended March 31, 2004. In addition, the Underwriter collected $142,079, $8,470, $14,836, $5,930, $10,788, and $3,061 of contingent deferred sales loads on the redemption of Class B and Class C shares of the Emerging Growth Fund, Enhanced 30 Fund, Growth Opportunities Fund, Large Cap Growth Fund, Small Cap Growth Fund and Value Plus Fund, respectively.

PLANS OF DISTRIBUTION

The Trust has a Plan of Distribution (Class A Plan) under which Class A shares of each Fund may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class B and Class C Plan) under which Class B and Class C shares of each Fund may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class B and Class C Plan is 1.00% of average daily net assets attributable to Class B and Class C shares.

SPONSOR AGREEMENT

The Trust, on behalf of the Emerging Growth Fund, Enhanced 30 Fund, Small Cap Growth Fund, and Value Plus Fund, has entered into a Sponsor Agreement with the Adviser. The Adviser provides oversight of the various service providers to the Funds, including the Funds' administrator, custodian and transfer agent. The Adviser receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Adviser agreed to waive all fees until March 31, 2005, as needed to maintain each Fund's expenses at a set level. The Sponsor Agreement may be terminated by the Adviser, the Board of Trustees or the vote of a majority of the outstanding voting securities of each Fund with 30 days written notice.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

5. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

-----------------------------------------------------------------------------------------------------------------------------------
                                                          EMERGING                                                   GROWTH
                                                           GROWTH                     ENHANCED 30                OPPORTUNITIES
                                                            FUND                         FUND                         FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                    YEAR             YEAR          YEAR        YEAR           YEAR          YEAR
                                                    ENDED            ENDED         ENDED       ENDED         ENDED          ENDED
                                                  MARCH 31,         MARCH 31,     MARCH 31,   MARCH 31,     MARCH 31,      MARCH 31,
                                                    2004              2003          2004        2003          2004          2003
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold ...................................  14,941,630       9,611,435      120,345      286,492      2,561,302     4,692,700
Shares reinvested                                        --         110,981        5,313        9,547             --            --
Shares redeemed ...............................  (4,876,741)     (7,387,223)     (69,892)    (209,119)    (2,699,942)   (4,740,449)
                                                ----------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding .  10,064,889       2,335,193       55,766       86,920       (138,640)      (47,749)
Shares outstanding, beginning of year .........  11,032,209       8,697,016      909,913      822,993      6,651,160     6,698,909
                                                ----------------------------------------------------------------------------------
Shares outstanding, end of year ...............  21,097,098      11,032,209      965,679      909,913      6,512,520     6,651,160
                                                ==================================================================================

CLASS B
Shares sold ...................................   1,436,646       1,551,627       91,503       67,375         39,997        67,258
Shares reinvested .............................          --          20,616          188           26             --            --
Shares redeemed ...............................    (288,448)       (319,901)     (39,542)     (52,640)       (34,568)      (54,304)
                                                ----------------------------------------------------------------------------------
Net increase in shares outstanding ............   1,148,198       1,252,342       52,149       14,761          5,429        12,954
Shares outstanding, beginning of year .........   2,092,702         840,360      108,930       94,169        203,047       190,093
                                                ----------------------------------------------------------------------------------
Shares outstanding, end of year ...............   3,240,900       2,092,702      161,079      108,930        208,476       203,047
                                                ==================================================================================

CLASS C
Shares sold ...................................   6,236,733       5,488,550      162,890      131,520        230,034       240,662
Shares reinvested .............................          --          58,253          288           93             --            --
Shares redeemed ...............................  (1,454,131)     (1,445,076)     (51,128)     (93,364)      (377,297)     (759,693)
                                                ----------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding .   4,782,602       4,101,727      112,050       38,249       (147,263)     (519,031)
Shares outstanding, beginning of year .........   7,790,171       3,688,444      136,846       98,597      1,784,821     2,303,852
                                                ----------------------------------------------------------------------------------
Shares outstanding, end of year ...............  12,572,773       7,790,171      248,896      136,846      1,637,558     1,784,821
                                                ==================================================================================
-----------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
                                                   LARGE CAP                          SMALL CAP
                                                    GROWTH                             GROWTH                   VALUE PLUS
                                                     FUND                               FUND                       FUND
------------------------------------------------------------------------------------------------------------------------------------
                                       THREE
                                       MONTHS        YEAR           YEAR          YEAR         YEAR          YEAR         YEAR
                                        ENDED        ENDED          ENDED         ENDED        ENDED         ENDED        ENDED
                                      MARCH 31,   DECEMBER 31,   DECEMBER 31,    MARCH 31,    MARCH 31,     MARCH 31,    MARCH 31,
                                        2004         2003           2002          2004        2003(A)         2004        2003
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold .......................    416,560       916,519        469,930     2,140,689    1,605,827       576,417        819,488
Shares reinvested .................         --     2,561,534             --        52,792           --        42,224         37,132
Shares redeemed ...................   (143,232)     (850,347)      (588,022)     (444,544)     (48,124)     (436,399)    (3,553,400)
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in
   shares outstanding .............    273,328     2,627,706       (118,092)    1,748,937    1,557,703       182,242     (2,696,780)
Shares outstanding, beginning
   of period ......................  3,762,174     1,134,468      1,252,560     1,557,703           --     6,187,359      8,884,139
                                    ------------------------------------------------------------------------------------------------
Shares outstanding, end of period .  4,035,502     3,762,174      1,134,468     3,306,640    1,557,703     6,369,601      6,187,359
                                    ================================================================================================
CLASS B
Shares sold .......................     53,919        35,834             --       367,456      148,131        38,408         40,736
Shares reinvested .................         --        33,380             --         7,879           --           221            233
Shares redeemed ...................     (4,649)       (8,449)            --       (26,164)      (4,698)      (12,353)        (2,533)
                                    ------------------------------------------------------------------------------------------------
Net increase in shares outstanding      49,270        60,765             --       349,171      143,433        26,276         38,436
Shares outstanding,
   beginning of period ............     60,765            --             --       143,433           --        51,146         12,710
                                    ------------------------------------------------------------------------------------------------
Shares outstanding, end of period .    110,035        60,765             --       492,604      143,433        77,422         51,146
                                    ================================================================================================
CLASS C
Shares sold .......................    105,172        78,268             --       745,002      341,792        38,680         34,029
Shares reinvested .................         --        77,097             --         7,805           --           570             --
Shares redeemed ...................     (4,615)       (6,005)            --      (145,961)     (31,000)      (57,927)       (74,724)
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in
   shares outstanding .............    100,557       149,360             --       606,846      310,792       (18,677)       (40,695)
Shares outstanding,
   beginning of period ............    149,360            --             --       310,792           --       209,498        250,193
                                    ------------------------------------------------------------------------------------------------
Shares outstanding, end of period .    249,917       149,360             --       917,638      310,792       190,821        209,498
                                    ================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from commencement of operations (October 31, 2002) through March 31, 2003.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

6. RISKS ASSOCIATED WITH FOREIGN SECURITIES

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to a Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. RISKS ASSOCIATED WITH SMALL CAPITALIZATION INVESTING

Emerging growth funds and small cap funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies have experienced a greater degree than average of market volatility.

8. PRIOR SERVICE PROVIDERS

Prior to September 8, 2003, FBR National Bank and Trust Company (FBR) provided transfer agency, dividend disbursing and other shareholder services to the Large Cap Growth Fund. In addition, FBR served as custodian of the Fund's assets. Fees paid to FBR for these fees are presented on the Statement of Operations as "Transfer agent and custodian fees" and cannot be broken out separately for the fiscal year ended December 31, 2003. Transfer agent fees listed by class on the Statement of Operations represent fees paid to Integrated after September 8, 2003.

9. ACQUISITIONS

On October 3, 2003, a Special Meeting of Shareholders of the Navellier Performance Large Cap Growth Portfolio, a series of the Navellier Performance Funds, and of the Navellier Millennium Large Cap Growth Portfolio, a series of the Navellier Millenium Funds, was held to approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Navellier Performance Large Cap Growth Portfolio and Navellier Millennium Large Cap Growth Portfolio by Touchstone Large Cap Growth Fund, in exchange for shares of the Touchstone Large Cap Growth Fund Class A, Class B and Class C shares.

The merger was completed on October 4, 2003. Upon completion of the merger, Navellier Performance Large Cap Growth Portfolio became the accounting and performance survivor, while the Touchstone Large Cap Growth Fund remained as the legal and tax survivor.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

The following is a summary of shares outstanding, net assets, net asset value per share, unrealized appreciation (depreciation) and accumulated net realized gains (losses) immediately before and after the reorganization:

                                                                                         AFTER
                                                 BEFORE REORGANIZATION              REORGANIZATION
---------------------------------------------------------------------------------------------------
                                       NAVELLIER       NAVELLIER
                                      PERFORMANCE      MILLENNIUM     TOUCHSTONE      TOUCHSTONE
                                       LARGE CAP       LARGE CAP       LARGE CAP      LARGE CAP
                                        GROWTH           GROWTH         GROWTH          GROWTH
                                       PORTFOLIO       PORTFOLIO         FUND            FUND
---------------------------------------------------------------------------------------------------
Shares:
   Class A .......................      1,289,869          74,609       4,159,880       3,851,401
   Class B .......................             --          60,117          19,779          33,380
   Class C .......................             --          49,371         103,777          77,097
Net Assets:
   Class A .......................   $ 19,929,229    $    431,538    $ 39,180,214    $ 59,540,981
   Class B .......................   $         --    $    341,599    $    174,187    $    515,786
   Class C .......................   $         --    $    279,161    $    910,821    $  1,189,982
Net Asset Value:
   Class A .......................   $      15.45    $       5.78    $       9.42    $      15.46
   Class B .......................   $         --    $       5.68    $       8.81    $      15.45
   Class C .......................   $         --    $       5.65    $       8.78    $      15.45

Unrealized Appreciation ..........   $  3,625,953    $    206,378    $  1,099,700    $  4,932,031

Accumulated Net Realized Gains ...   $(21,253,352)   $   (428,229)   $(35,298,142)   $(56,979,723)
---------------------------------------------------------------------------------------------------

The merger discussed above qualified as a tax-free exchange for Federal income tax purposes.

10. COMMISSION RECAPTURE

Included in the Statements of Operations under the caption "Fees from commission recapture" are amounts received by the Funds from certain brokers to whom brokerage transactions have been directed.

11. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

EMERGING GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
                                                                      MARKET
COMMON STOCKS -- 96.6%                                   SHARES       VALUE
--------------------------------------------------------------------------------
ELECTRONICS -- 11.8%
AMETEK, Inc. ........................................   303,500     $ 7,781,740
Arrow Electronics Inc.* .............................   344,200       8,763,332
ATMI, Inc.* .........................................   170,500       4,487,560
Celestica, Inc.* ....................................   505,700       8,293,480
LSI Logic* ..........................................   707,700       6,609,918
National Semiconductor Corp.* .......................    88,900       3,949,827
NVIDIA Corp.* .......................................   325,000       8,609,250
Power Integrations Inc.* ............................   150,400       4,411,232
Semtech Corp.* ......................................   254,700       5,814,801
Thermo Electron* ....................................   583,500      16,501,379
Varian Semiconductor Equipment Associates Inc.* .....   197,100       8,278,200
Vishay Intertechnology Inc.* ........................   362,400       7,733,616
                                                                    -----------
                                                                     91,234,335
                                                                    -----------
MEDICAL SUPPLIES -- 9.3%
Apogent Technologies Inc.* ..........................   227,600       6,982,768
Beckman Coulter Inc. ................................   115,600       6,304,824
Edwards Lifesciences Corp.* .........................   216,900       6,929,955
Integra LifeSciences Holdings* ......................   149,300       4,571,566
Omnicare, Inc. ......................................   127,900       5,669,807
PolyMedica Corp. ....................................   193,600       5,192,352
Quest Diagnostics Inc ...............................   105,000       8,697,150
Tektronix Inc. ......................................   320,000      10,467,200
Teradyne Inc.* ......................................   483,700      11,526,571
Wright Medical Group Inc.* ..........................   194,500       5,971,150
                                                                    -----------
                                                                     72,313,343
                                                                    -----------
COMMERCIAL SERVICES -- 6.6%
Anixter International Inc. ..........................   248,900       7,031,425
Career Education Corp.* .............................   183,600      10,399,104
LECG Corp.* .........................................   190,900       3,713,005
Navigant Consulting, Inc.* ..........................   182,000       3,681,860
NDCHealth Corp. .....................................   197,300       5,356,695
PerkinElmer Inc. ....................................   358,510       7,417,572
Sylvan Learning Systems Inc.* .......................   201,300       7,067,643
University of Phoenix Online* .......................    74,400       6,474,288
                                                                    -----------
                                                                     51,141,592
                                                                    -----------
OIL & GAS -- 5.7%
Chesapeake Energy Corp. .............................   570,900       7,650,060
Cooper Cameron Corp.* ...............................   181,400       7,990,670
Devon Energy Corp. ..................................   126,200       7,338,530
ENSCO International Inc. ............................   139,700       3,935,349
Pride International Inc.* ...........................   199,800       3,408,588
Transocean Inc.* ....................................   366,300      10,216,107
Varco International Inc.* ...........................   203,100       3,657,831
                                                                    -----------
                                                                     44,197,135
                                                                    -----------

EMERGING GROWTH FUND
(CONTINUED)
================================================================================
                                                                       MARKET
COMMON STOCKS -- 96.6% (CONTINUED)                       SHARES         VALUE
--------------------------------------------------------------------------------
BANKING -- 5.7%
Banknorth Group Inc. ................................   224,050     $ 7,626,662
East West Bancorp Inc. ..............................   116,400       6,518,400
Greater Bay Bancorp .................................   224,400       6,563,700
North Fork Bancorporation ...........................   191,000       8,083,120
Southwest Bancorporation of Texas ...................    97,500       3,678,675
The South Financial Group, Inc. .....................   123,300       3,648,447
Wintrust Financial Corp. ............................    83,200       4,046,016
Zions Bancorporation ................................    67,600       3,866,720
                                                                    -----------
                                                                     44,031,740
                                                                    -----------
HEALTH CARE PROVIDERS -- 5.2%
Community Health Systems, Inc.* .....................   117,600       3,272,808
Health Management Associates, Inc. - Class A ........   185,200       4,298,492
Health Net Inc.* ....................................   319,350       7,961,396
Humana, Inc.* .......................................    44,000         836,880
Manor Care ..........................................   286,000      10,092,940
PacifiCare Health Systems, Inc.* ....................   194,800       7,704,340
Triad Hospitals, Inc.* ..............................   198,600       6,120,852
                                                                    -----------
                                                                     40,287,708
                                                                    -----------
RETAILERS -- 4.7%
99 Cents Only Stores* ...............................   121,600       2,969,472
Cost Plus Inc.* .....................................   165,000       6,888,750
Dollar Tree Stores, Inc.* ...........................   157,900       4,877,531
J.C. Penney Company Inc. ............................   319,900      11,126,122
Tech Data Corp.* ....................................   106,600       4,364,204
Williams-Sonoma Inc.* ...............................   176,900       6,049,980
                                                                    -----------
                                                                     36,276,059
                                                                    -----------
COMPUTER SOFTWARE & PROCESSING -- 4.5%
Alliance Data Systems Corp.* ........................   245,700       8,243,235
Ascential Software Corp.* ...........................    82,600       1,810,592
CheckFree Corp.* ....................................   209,200       6,163,032
Network Associates Inc.* ............................   487,700       8,778,600
SRA International, Inc. - Class A* ..................   102,800       3,797,432
Transaction Systems Architects, Inc. - Class A* .....   250,300       5,791,942
                                                                    -----------
                                                                     34,584,833
                                                                    -----------
COMPUTERS & INFORMATION -- 3.8%
Emulex Corp.* .......................................    95,000       2,022,550
Maxtor Corp.* .......................................   750,400       6,115,760
RSA Security Inc.* ..................................   261,900       4,921,101
Storage Technology Corp.* ...........................   118,500       3,297,855
The Reynolds & Reynolds Company - Class A ...........   238,300       6,770,103
Unisys Corp.* .......................................   451,700       6,450,276
                                                                    -----------
                                                                     29,577,645
                                                                    -----------
HEAVY MACHINERY -- 3.4%
Dover Corp. .........................................   124,500       4,826,865
Pall Corp. ..........................................   187,400       4,252,106
Phelps Dodge Corp.* .................................    35,600       2,907,096
W.W. Grainger, Inc. .................................   163,600       7,852,800
York International Corp. ............................   173,400       6,816,354
                                                                    -----------
                                                                     26,655,221
                                                                    -----------

EMERGING GROWTH FUND
(CONTINUED)
================================================================================
                                                                       MARKET
COMMON STOCKS -- 96.6% (CONTINUED)                       SHARES        VALUE
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING -- 2.6%
E.W. Scripps Co. ....................................    61,800     $ 6,248,598
Entravision Communications Corp. - Class A* .........   234,200       2,100,774
The Readers Digest Association, Inc. ................   410,800       5,784,064
Westwood One, Inc.* .................................   216,800       6,384,760
                                                                    -----------
                                                                     20,518,196
                                                                    -----------
BIOTECHNOLOGY -- 2.6%
Celgene Corp.* ......................................   168,900       8,048,085
Charles River Laboratories International, Inc.* .....   192,600       8,252,910
QLT Inc.* ...........................................   150,100       3,833,554
                                                                    -----------
                                                                     20,134,549
                                                                    -----------
APPAREL RETAILERS -- 3.7%
American Eagle Outfitters Inc.* .....................   411,600      11,096,736
Jones Apparel Group, Inc. ...........................   256,380       9,268,137
The Talbots Inc. ....................................   234,300       8,383,254
                                                                    -----------
                                                                     28,748,127
                                                                    -----------
INDUSTRIAL -- 2.5%
Actuant Corp. - Class A* ............................   166,600       6,535,718
Roper Industries, Inc. ..............................   145,100       7,001,075
Varian Inc.* ........................................   147,600       5,929,092
                                                                    -----------
                                                                     19,465,885
                                                                    -----------
PHARMACEUTICALS -- 2.4%
Elan Corp. plc* .....................................   599,800      12,367,876
The Medicines Company* ..............................   204,000       6,570,840
                                                                    -----------
                                                                     18,938,716
                                                                    -----------
HOUSEHOLD PRODUCTS -- 2.1%
Leggett & Platt, Inc. ...............................   263,200       6,240,472
Maytag Corp. ........................................   199,200       6,288,744
Rohm and Haas Company ...............................    88,900       3,541,776
                                                                    -----------
                                                                     16,070,992
                                                                    -----------
RESTAURANTS -- 1.9%
Darden Restaurants, Inc .............................   352,100       8,728,559
P.F. Chang's China Bistro, Inc.* ....................   114,400       5,755,464
                                                                    -----------
                                                                     14,484,023
                                                                    -----------
CONSTRUCTION -- 1.8%
D.R. Horton, Inc. ...................................   220,200       7,801,686
The Ryland Group, Inc. ..............................    73,500       6,529,005
                                                                    -----------
                                                                     14,330,691
                                                                    -----------
INSURANCE -- 1.7%
Bristol West Holdings, Inc.* ........................   189,200       3,859,680
Direct General Corp. ................................    84,600       3,062,520
Old Republic International Corp. ....................   264,800       6,503,488
                                                                    -----------
                                                                     13,425,688
                                                                    -----------
COMMUNICATIONS -- 1.4%
Advanced Fibre Communication, Inc.* .................   261,100       5,752,033
QLogic Corp.* .......................................   162,200       5,354,222
                                                                    -----------
                                                                     11,106,255
                                                                    -----------
WASTE DISPOSAL -- 1.4%
Republic Services Inc. ..............................   194,600       5,267,822
Waste Connections Inc.* .............................   134,100       5,337,180
                                                                    -----------
                                                                     10,605,002
                                                                    -----------

EMERGING GROWTH FUND
(CONTINUED)
================================================================================
                                                                       MARKET
COMMON STOCKS -- 96.6% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------

TECHNOLOGY -- 1.2%
Concur Technologies, Inc.* ........................     222,200   $   2,488,640
Keane, Inc.* ......................................     442,400       6,963,376
                                                                  -------------
                                                                      9,452,016
                                                                  -------------
FINANCIAL SERVICES -- 1.1%
CapitalSource Inc.* ...............................     154,800       3,475,260
Countrywide Financial Corp. .......................      47,033       4,510,465
Piper Jaffray Companies, Inc.* ....................      12,160         658,464
                                                                  -------------
                                                                      8,644,189
                                                                  -------------
COAL -- 1.0%
Peabody Energy Corp. ..............................     173,500       8,069,485
                                                                  -------------
STEEL -- 1.0%
United States Steel Corp. .........................     206,200       7,685,074
                                                                  -------------
ADVERTISING -- 1.0%
The Interpublic Group of Companies, Inc.* .........     494,800       7,610,024
                                                                  -------------
ENGINEERING SERVICES -- 1.0%
EMCOR Group, Inc.* ................................     206,300       7,571,210
                                                                  -------------
AEROSPACE & DEFENSE -- 0.9%
Alliant Techsystems Inc.* .........................     124,000       6,745,600
                                                                  -------------
EMPLOYMENT SERVICES -- 0.9%
Monster Worldwide Inc.* ...........................     255,000       6,681,000
                                                                  -------------
ENTERTAINMENT & LEISURE -- 0.8%
Metro-Goldwyn-Mayer Inc.* .........................     378,400       6,584,160
                                                                  -------------
DEEP SEA PASSENGER TRANSPORTATION -- 0.8%
Royal Caribbean Cruises Ltd. ......................     141,800       6,253,380
                                                                  -------------
AIRLINES -- 0.8%
Southwest Airlines Co. ............................     433,900       6,165,719
                                                                  -------------
COTTON -- 0.5%
Delta and Pine Land Company .......................     140,200       3,497,990
                                                                  -------------
COSMETICS & TOILETRIES -- 0.4%
Estee Lauder Companies - Class A ..................      71,100       3,152,574
                                                                  -------------
RAILROAD EQUIPMENT -- 0.4%
Wabtec Corp .......................................     208,700       2,971,888
                                                                  -------------
Total Common Stocks ...............................               $ 749,212,044
                                                                  -------------
INVESTMENT FUNDS -- 9.2%
BBH Securities Lending Fund** .....................  71,525,075   $  71,525,075
                                                                  -------------

TOTAL INVESTMENT SECURITIES (COST $707,578,539) ...               $ 820,737,119

LIABILITIES IN EXCESS OF OTHER ASSETS -- 5.8% .....                 (45,274,328)
                                                                  -------------

NET ASSETS -- 100.0% ..............................               $ 775,462,791
                                                                  =============

*  Non-income producing security.
** Represents collateral for securities loaned.

See accompanying notes to financial statements.

ENHANCED 30 FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
                                                                        MARKET
COMMON STOCKS -- 98.4%                                  SHARES          VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 19.2%
Cisco Systems, Inc.* ..............................      16,500     $   388,080
Computer Sciences Corp.* ..........................      10,200         411,366
Hewlett-Packard Co. ...............................      18,300         417,972
Intel Corp. .......................................      13,800         375,360
International Business Machines Corp. (IBM) .......       4,300         394,912
Microsoft Corp. ...................................      16,400         409,508
                                                                    -----------
                                                                      2,397,198
                                                                    -----------
INDUSTRIAL -- 19.0%
3M Co. ............................................       5,000         409,350
Boeing Co. ........................................       9,400         386,058
Caterpiller, Inc. .................................       5,400         426,978
General Electric Co. ..............................      12,400         378,448
Honeywell International, Inc. .....................      11,800         399,430
United Technologies Corp. .........................       4,400         379,720
                                                                    -----------
                                                                      2,379,984
                                                                    -----------
CONSUMER STAPLES -- 17.1%
Altria Group, Inc. ................................       7,400         402,930
Coca-Cola Co. .....................................       7,800         392,340
Kimberly-Clark Corp. ..............................       6,700         422,770
Procter & Gamble Co. ..............................       4,000         419,520
Wal-Mart Stores, Inc. .............................       8,400         501,396
                                                                    -----------
                                                                      2,138,956
                                                                    -----------
HEALTH -- 13.9%
Anthem, Inc.* .....................................       5,800         525,712
Cardinal Health, Inc. .............................       5,800         399,620
Johnson & Johnson .................................       7,600         385,472
Merck & Co., Inc. .................................       9,500         419,805
                                                                    -----------
                                                                      1,730,609
                                                                    -----------
FINANCIAL SERVICES -- 10.1%
American Express Co. ..............................       7,500         388,875
Bank of America Corp. .............................       5,100         412,998
Citigroup, Inc. ...................................       9,016         466,127
                                                                    -----------
                                                                      1,268,000
                                                                    -----------
CONSUMER DISCRETIONARY -- 9.9%
Best Buy Co., Inc. ................................       8,200         424,104
Home Depot, Inc. ..................................      10,800         403,488
The Walt Disney Co. ...............................      16,300         407,337
                                                                    -----------
                                                                      1,234,929
                                                                    -----------
ENERGY -- 3.3%
Exxon Mobil Corp. .................................       9,800         407,582
                                                                    -----------
TELECOMMUNICATION SERVICE -- 3.0%
SBC Communications, Inc. ..........................      15,400         377,916
                                                                    -----------

ENHANCED 30 FUND
(CONTINUED)
================================================================================
                                                                       MARKET
COMMON STOCKS -- 98.4% (CONTINUED)                       SHARES         VALUE
--------------------------------------------------------------------------------
MATERIALS -- 2.9%
Du Pont (E.I.) DE Nemours .........................       8,500     $   358,870
                                                                    -----------

TOTAL COMMON STOCKS (COST $10,953,463) ............                 $12,294,044

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.6% .....                     204,641
                                                                    -----------

NET ASSETS -- 100.0% ..............................                 $12,498,685
                                                                    ===========

* Non-income producing security.

See accompanying notes to financial statements.

GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
                                                                       MARKET
COMMON STOCKS -- 98.3%                                   SHARES        VALUE
--------------------------------------------------------------------------------
TECHNOLOGY -- 29.3%
Analog Devices, Inc.* .............................      90,000     $ 4,320,900
EMC Corp.* ........................................     366,500       4,988,065
Intel Corp. .......................................     145,000       3,944,000
Jabil Circuit, Inc.* ..............................     150,000       4,414,500
Novellus Systems, Inc.* ...........................      80,000       2,543,200
Oracle Corp.* .....................................     353,000       4,239,530
Seagate Technology* ...............................     150,000       2,419,500
Sun Microsystems, Inc.* ...........................     650,000       2,704,000
Symantec Corp.* ...................................     130,000       6,019,000
Texas Instruments, Inc. ...........................     153,000       4,470,660
VERITAS Software Corp.* ...........................     138,000       3,713,580
                                                                    -----------
                                                                     43,776,935
                                                                    -----------
HEALTH -- 29.2%
Affymetrix, Inc.* .................................     150,000       5,062,500
Alcon Inc. ........................................      50,000       3,165,000
Amgen, Inc.* ......................................      68,700       3,996,279
Biogen Idec Inc.* .................................     100,000       5,560,000
Cephalon Inc.* ....................................      60,000       3,438,600
Fisher Scientific International Inc.* .............      91,000       5,008,640
Genentech, Inc.* ..................................      42,600       4,507,932
Genzyme Corp.* ....................................      85,000       3,998,400
Invitrogen Corp.* .................................      57,400       4,115,006
Waters Corp.* .....................................     118,000       4,819,120
                                                                    -----------
                                                                     43,671,477
                                                                    -----------
TRANSPORTATION -- 8.6%
Expeditors International of Washington, Inc. ......      90,000       3,554,100
FedEx Corp. .......................................      50,000       3,758,000
Ryder Systems, Inc. ...............................     115,000       4,453,950
Southwest Airlines Co. ............................      80,000       1,136,800
                                                                    -----------
                                                                     12,902,850
                                                                    -----------
FINANCIAL SERVICES -- 7.0%
Goldman Sachs Group, Inc ..........................      34,000       3,547,900
Merrill Lynch & Co., Inc. .........................      74,000       4,407,440
Morgan Stanley ....................................      45,000       2,578,500
                                                                    -----------
                                                                     10,533,840
                                                                    -----------
RETAIL -- 5.9%
Home Depot, Inc. ..................................     122,000       4,557,920
The Gap, Inc. .....................................     195,000       4,274,400
                                                                    -----------
                                                                      8,832,320
                                                                    -----------
OIL & GAS -- 4.4%
Halliburton Company ...............................     100,000       3,039,000
Schlumberger Limited ..............................      55,000       3,511,750
                                                                    -----------
                                                                      6,550,750
                                                                    -----------
MEDIA -- 4.3%
International Game Technology .....................      55,000       2,472,800
Walt Disney Company ...............................     160,000       3,998,400
                                                                    -----------
                                                                      6,471,200
                                                                    -----------

GROWTH OPPORTUNITIES FUND
(CONTINUED)
================================================================================
                                                                      MARKET
COMMON STOCKS -- 98.3% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.3%
Cisco Systems, Inc.* ..............................     272,000    $  6,397,440
                                                                   ------------

RESTAURANTS -- 4.2%
Ruby Tuesday, Inc .................................      55,000       1,768,250
Wendy's International, Inc. .......................     112,000       4,557,280
                                                                   ------------
                                                                      6,325,530
                                                                   ------------

HOTELS & MOTELS -- 1.1%
MGM MIRAGE* .......................................      37,000       1,677,580
                                                                   ------------

TOTAL COMMON STOCKS ...............................                $147,139,922
                                                                   ------------

INVESTMENT FUNDS -- 6.4%
BBH Securities Lending Fund** .....................   9,507,500    $  9,507,500
                                                                   ------------

CASH EQUIVALENTS -- 0.3%
Merrill Lynch Premier Money Market - Institutional      444,000    $    444,000
                                                                   ------------

TOTAL INVESTMENT SECURITIES -- 105.0%
(Cost $148,899,989) ...............................                $157,091,422

LIABILITIES IN EXCESS OF OTHER ASSETS -- 5.0% .....                  (7,407,927)
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $149,683,495
                                                                   ============

*  Non-income producing security.
** Represents collateral for securities loaned.

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
                                                                      MARKET
COMMON STOCKS -- 97.8%                                   SHARES        VALUE
--------------------------------------------------------------------------------
HEALTH -- 21.3%
Alcon, Inc ........................................      43,405     $ 2,747,536
Boston Scientific Corp.* ..........................      73,975       3,135,060
Guidant Corp. .....................................      40,165       2,545,256
Stryker Corp. .....................................      31,720       2,808,171
Teva Pharmaceutical Industries Ltd. - ADR .........      34,850       2,209,839
Zimmer Holdings, Inc.* ............................      36,970       2,727,647
                                                                    -----------
                                                                     16,173,509
                                                                    -----------
TELECOMMUNICATIONS -- 17.2%
America Movil S.A. - ADR ..........................      77,290       2,987,259
Corning, Inc.* ....................................     140,030       1,565,535
Mobile Telesystems - ADR ..........................      20,000       2,630,000
Nextel Communications - Class A* ..................      85,060       2,103,534
QUALCOMM, Inc. ....................................      57,065       3,790,257
                                                                    -----------
                                                                     13,076,585
                                                                    -----------
INTERNET -- 14.1%
Amazon.com, Inc.* .................................      22,240         962,547
Cisco Systems, Inc.* ..............................     128,940       3,032,669
eBay, Inc.* .......................................      48,595       3,369,091
Yahoo!, Inc.* .....................................      68,690       3,337,647
                                                                    -----------
                                                                     10,701,954
                                                                    -----------
OIL & GAS -- 11.2%
Apache ............................................      34,870       1,505,338
ConocoPhillips ....................................      28,625       1,998,311
Imperial Oil Ltd. .................................      55,995       2,510,816
Occidental Petroleum Corp. ........................      53,675       2,471,734
                                                                    -----------
                                                                      8,486,199
                                                                    -----------
CONSUMER, CYCLICAL -- 8.0%
Avon Products, Inc. ...............................      25,780       1,955,929
NIKE, Inc. - Class B ..............................      31,700       2,468,478
The Gap, Inc. .....................................      75,015       1,644,329
                                                                    -----------
                                                                      6,068,736
                                                                    -----------
COMPUTERS & INFORMATION -- 7.7%
Dell, Inc.* .......................................      68,150       2,291,203
Hewlett-Packard ...................................      72,390       1,653,388
International Business Machines ...................      21,130       1,940,579
                                                                    -----------
                                                                      5,885,170
                                                                    -----------
FINANCIAL -- 4.0%
Progressive Corp.* ................................      34,870       3,054,612
                                                                    -----------
UTILITY -- 3.8%
Entergy Corp. .....................................      48,620       2,892,890
                                                                    -----------
BASIC MATERIALS -- 3.3%
Newmont Mining Corp. ..............................      53,890       2,512,891
                                                                    -----------

LARGE CAP GROWTH FUND
(CONTINUED)
================================================================================
                                                                       MARKET
COMMON STOCKS -- 97.8% (CONTINUED)                       SHARES        VALUE
--------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 2.7%
International Game Technology .....................      46,475     $ 2,089,516
                                                                    -----------

INDUSTRIAL -- 2.4%
Applied Materials* ................................      85,070       1,818,797
                                                                    -----------

TECHNOLOGY -- 2.1%
Computer Associates International, Inc. ...........      60,715       1,630,805
                                                                    -----------

TOTAL COMMON STOCKS ...............................                 $74,391,664
                                                                    -----------

INVESTMENT FUNDS -- 5.7%
BBH Securities Lending Fund** .....................   4,342,200     $ 4,342,200
                                                                    -----------

TOTAL INVESTMENT SECURITIES (COST $66,031,167) ....                 $78,733,864

LIABILITIES IN EXCESS OF OTHER ASSETS -- 3.5% .....                  (2,666,823)
                                                                    -----------

NET ASSETS -- 100.0% ..............................                 $76,067,041
                                                                    ===========

*  Non-income producing security.
** Represents collateral for securities loaned.
ADR - American Depository Receipt.

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
                                                                       MARKET
COMMON STOCKS -- 94.1%                                   SHARES         VALUE
--------------------------------------------------------------------------------
TECHNOLOGY -- 19.8%
Ask Jeeves, Inc* ..................................      14,400     $   514,512
Bel Fuse Inc. .....................................      15,000         491,100
CNET Networks, Inc.* ..............................     153,700       1,587,720
Digi International Inc.* ..........................      40,000         394,800
Entrust, Inc.* ....................................     107,850         471,305
Epicor Software Corp.* ............................      29,600         392,792
Extreme Networks, Inc.* ...........................     216,600       1,561,686
F5 Networks, Inc.* ................................      14,900         504,365
FARO Technologies, Inc.* ..........................      14,000         321,580
Genesis Microchip Inc.* ...........................      44,400         744,144
Gerber Scientific, Inc.* ..........................      39,800         270,640
Macromedia, Inc.* .................................      45,500         913,185
Magma Design Automation, Inc.* ....................      16,400         342,924
Manchester Technologies, Inc.* ....................      50,000         191,000
Network Equipment Technologies, Inc.* .............      60,450         603,291
NIC Inc.* .........................................      55,000         332,200
NVE Corp.* ........................................       8,620         411,002
OmniVision Technologies, Inc.* ....................      12,000         327,720
Performance Technologies, Inc.* ...................      30,000         506,700
RadiSys Corp.* ....................................      16,900         353,210
RealNetworks, Inc.* ...............................     138,850         833,100
SafeNet, Inc.* ....................................      12,500         469,250
SkillSoft PLC* ....................................     128,559       1,658,410
SS & C Technologies, Inc. .........................      15,000         364,050
Tyler Technologies, Inc.* .........................      40,500         393,255
                                                                    -----------
                                                                     14,953,941
                                                                    -----------
INDUSTRIAL PRODUCTS & SERVICES -- 12.9%
CDI Corp. .........................................      53,103       1,714,164
Crown Holdings, Inc.* .............................     126,858       1,182,316
EVCI Career Colleges Inc.* ........................      32,200         412,482
Gevity HR, Inc. ...................................      18,800         548,960
Kulicke and Soffa Industries, Inc.* ...............      90,000       1,054,800
Laidlaw International Inc.* .......................      77,400       1,126,170
Netease.com Inc. - ADR* ...........................      18,200         906,178
SupportSoft, Inc.* ................................      88,850         978,239
ValueClick, Inc.* .................................      44,350         478,980
Veeco Instruments Inc.* ...........................      35,900       1,006,995
World Fuel Services Corp. .........................       8,000         293,840
                                                                    -----------
                                                                      9,703,124
                                                                    -----------
OIL & GAS -- 10.9%
Brigham Exploration Company* ......................      67,950         499,433
Hydril* ...........................................      19,250         504,350
KCS Energy, Inc.* .................................      69,450         743,115
Petroleum Development Corp.* ......................      27,900         799,335
Spinnaker Exploration Company* ....................      30,599       1,099,116
Varco International, Inc.* ........................      66,103       1,190,515
Veritas DGC Inc.* .................................      63,500       1,314,450
Westport Resources Corp.* .........................      61,950       2,043,730
                                                                    -----------
                                                                      8,194,044
                                                                    -----------

SMALL CAP GROWTH FUND
(CONTINUED)
================================================================================
                                                                        MARKET
COMMON STOCKS -- 94.1% (CONTINUED)                      SHARES          VALUE
--------------------------------------------------------------------------------
COMMUNICATIONS -- 10.6%
Comtech Telecommunications Corp* ..................      12,000      $  278,400
Concord Communications, Inc.* .....................      15,000         216,150
Crown Castle International Corp.* .................      87,453       1,104,531
Foundry Networks, Inc.* ...........................      45,000         772,650
NII Holdings, Inc. - Class B* .....................      61,200       2,143,836
Sierra Wireless* ..................................      64,900       2,368,201
Sonus Networks, Inc.* .............................     202,050         749,606
Standard Microsystems Corp.* ......................      15,000         399,600
                                                                     ----------
                                                                      8,032,974
                                                                     ----------
BIOTECHNOLOGY -- 7.3%
Axonyx Inc.* ......................................      79,650         520,115
Connetics Corp.* ..................................      64,400       1,427,748
FMC Corp.* ........................................      28,600       1,224,652
Gen-Probe Inc.* ...................................      44,350       1,481,733
Genitope Corp.* ...................................      27,500         316,250
Genta Inc.* .......................................      49,350         518,175
                                                                     ----------
                                                                      5,488,673
                                                                     ----------
PHARMACEUTICALS -- 5.5%
Adolor Corp.* .....................................      81,150       1,219,685
Bradley Pharmaceuticals, Inc.* ....................      11,000         276,980
Cell Genesys, Inc.* ...............................      28,600         344,344
Columbia Laboratories, Inc.* ......................      17,300          85,635
First Horizon Pharmaceutical Corp.* ...............      20,000         315,200
Inspire Pharmaceuticals, Inc.* ....................      42,950         553,196
Maxim Pharmaceuticals, Inc.* ......................      91,200         776,112
VaxGen, Inc.* .....................................      53,900         611,226
                                                                     ----------
                                                                      4,182,378
                                                                     ----------
MEDICAL SUPPLIES -- 4.8%
Arrhythmia Research Technology, Inc. ..............       9,200         196,420
Candela Corp.* ....................................      50,000         685,500
DJ Orthopedics Inc.* ..............................      38,050         983,593
Escalon Medical Corp.* ............................      16,000         361,760
Exactech, Inc.* ...................................      27,000         496,800
Merit Medical Systems, Inc.* ......................      18,666         403,932
Palomar Medical Technologies, Inc.* ...............      27,800         501,512
                                                                     ----------
                                                                      3,629,517
                                                                     ----------
FINANCIAL SERVICES -- 4.7%
First Cash Financial Services, Inc.* ..............       7,400         248,862
Friedman, Billings, Ramsey Group, Inc. ............      84,900       2,291,451
Metris Companies Inc.* ............................     123,800         995,352
                                                                     ----------
                                                                      3,535,665
                                                                     ----------
PRODUCER MANUFACTURING -- 3.2%
Daktronics, Inc.* .................................      19,400         437,858
Met-Pro Corp. .....................................      25,000         420,000
Nam Tai Electronics, Inc. .........................      15,000         381,150
Rofin-Sinar Technologies, Inc.* ...................      12,000         358,200
Technology Research Corp. .........................      30,000         379,800
Ultralife Batteries, Inc.* ........................      19,700         420,201
                                                                     ----------
                                                                      2,397,209
                                                                     ----------

SMALL CAP GROWTH FUND
(CONTINUED)
================================================================================
                                                                        MARKET
COMMON STOCKS -- 94.1% (CONTINUED)                       SHARES         VALUE
--------------------------------------------------------------------------------
HEALTHCARE -- 3.2%
American Healthways, Inc.* ........................      20,000     $   488,400
Bio-Reference Laboratories, Inc.* .................      20,000         316,200
eResearch Technology, Inc.* .......................      15,000         420,750
Healthcare Services Group, Inc. ...................      29,750         489,388
Horizon Health Corp.* .............................      16,000         368,320
National Medical Health Card Systems, Inc.* .......      12,000         305,880
                                                                    -----------
                                                                      2,388,938
                                                                    -----------
CONSUMER NON-DURABLES -- 2.8%
Hansen Natural Corp.* .............................      30,700         429,800
Rocky Shoes & Boots, Inc.* ........................      10,100         244,420
Sylvan Learning Systems, Inc.* ....................      34,100       1,197,251
USANA Health Sciences, Inc.* ......................       9,500         221,635
                                                                    -----------
                                                                      2,093,106
                                                                    -----------
ELECTRONIC TECHNOLOGY -- 2.4%
Authentidate Holding Corp.* .......................      43,100         571,075
Concurrent Computer Corp.* ........................     107,600         371,220
Interphase Corp.* .................................       9,500         114,760
Metrologic Instruments, Inc.* .....................      21,000         491,400
PAR Technology Corp.* .............................      24,100         253,291
RAE Systems Inc.* .................................      10,700          43,442
                                                                    -----------
                                                                      1,845,188
                                                                    -----------
RETAIL -- 2.1%
Cache, Inc.* ......................................      10,000         329,700
PC Mall, Inc.* ....................................      25,700         471,338
The Finish Line, Inc.* ............................      10,400         384,592
The Sportsman's Guide, Inc.* ......................      20,000         410,000
                                                                    -----------
                                                                      1,595,630
                                                                    -----------
MEDIA -- 1.8%
Avocent Corp.* ....................................      36,650       1,348,354
                                                                    -----------
BASIC MATERIALS -- 1.0%
Ceradyne, Inc.* ...................................      11,000         397,650
Metal Management, Inc.* ...........................      10,000         366,800
                                                                    -----------
                                                                        764,450
                                                                    -----------
CONSUMER DURABLES -- 0.5%
Keystone Automotive Industries, Inc.* .............      14,000         383,040
                                                                    -----------
CONSUMER SERVICES -- 0.3%
Greg Manning Auctions, Inc.* ......................      17,400         247,428
                                                                    -----------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.3%
Lexar Media, Inc.* ................................      13,100         216,936
                                                                    -----------

TOTAL COMMON STOCKS ...............................                 $71,000,595
                                                                    -----------

SMALL CAP GROWTH FUND
(CONTINUED)
================================================================================
                                                                        MARKET
INVESTMENT FUNDS -- 12.3%                               SHARES          VALUE
--------------------------------------------------------------------------------
BBH Securities Lending Fund ** ....................   9,289,588     $ 9,289,588
                                                                    -----------

TOTAL INVESTMENT SECURITIES (COST $67,141,048) ....                 $80,290,183

LIABILITIES IN EXCESS OF OTHER ASSETS -- 6.4% .....                  (4,799,455)
                                                                    -----------

NET ASSETS -- 100.0% ..............................                 $75,490,728
                                                                    ===========

*  Non-income producing security.
** Represents collateral for securities loaned.
ADR - American Depository Receipt.

See accompanying notes to financial statements.

VALUE PLUS FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
                                                                        MARKET
COMMON STOCKS -- 97.7%                                   SHARES         VALUE
--------------------------------------------------------------------------------
BANKING -- 10.6%
Bank of America ...................................      19,845      $1,607,048
Bank One Corp. ....................................      22,365       1,219,340
Citigroup .........................................      41,787       2,160,388
JP Morgan Chase ...................................      35,560       1,491,742
Wells Fargo .......................................      11,045         625,920
                                                                     ----------
                                                                      7,104,438
                                                                     ----------
OIL & GAS -- 9.7%
Baker Hughes, Inc. ................................      17,390         634,387
ChevronTexaco .....................................      13,885       1,218,825
ConocoPhillips ....................................      25,393       1,772,685
Exxon Mobil .......................................      32,718       1,360,742
Noble Corp.* ......................................      21,230         815,657
Pioneer Natural Resources .........................      21,345         689,444
                                                                     ----------
                                                                      6,491,740
                                                                     ----------
COMPUTERS & INFORMATION -- 9.4%
Computer Sciences Corp.* ..........................      40,260       1,623,686
First Data Corp. ..................................      36,105       1,522,187
Hewlett-Packard ...................................      65,860       1,504,242
International Business Machines ...................       7,300         670,432
Lexmark International Group* ......................      10,805         994,060
                                                                     ----------
                                                                      6,314,607
                                                                     ----------
PHARMACEUTICALS -- 9.1%
McKesson Corp. ....................................      56,110       1,688,350
Merck .............................................      19,805         875,183
Pfizer ............................................      56,765       1,989,613
WellPoint Health Networks* ........................      14,035       1,596,060
                                                                     ----------
                                                                      6,149,206
                                                                     ----------
BEVERAGE, FOOD & TOBACCO -- 7.5%
Anheuser Busch ....................................      26,705       1,361,955
Darden Restaurants ................................      46,315       1,148,149
Diageo PLC - ADR ..................................      20,505       1,084,304
McDonald's ........................................      50,275       1,436,357
                                                                     ----------
                                                                      5,030,765
                                                                     ----------
INDUSTRIAL - DIVERSIFIED -- 6.3%
General Electric ..................................      46,010       1,404,225
Ingersoll-Rand ....................................      20,455       1,383,781
Tyco International ................................      50,530       1,447,684
                                                                     ----------
                                                                      4,235,690
                                                                     ----------
FINANCIAL SERVICES -- 5.5%
Fannie Mae ........................................      16,070       1,194,805
Freddie Mac .......................................      26,105       1,541,760
Lehman Brothers Holdings ..........................      11,250         932,288
                                                                     ----------
                                                                      3,668,853
                                                                     ----------
RETAILERS -- 4.8%
CVS ...............................................      39,615       1,398,410
Home Depot ........................................      49,330       1,842,968
                                                                     ----------
                                                                      3,241,378
                                                                     ----------

VALUE PLUS FUND
(CONTINUED)
================================================================================
                                                                        MARKET
COMMON STOCKS -- 97.7% (CONTINUED)                       SHARES         VALUE
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING -- 3.8%
Clear Channel Communications, Inc .................      16,745      $  709,151
Time Warner, Inc.* ................................      71,740       1,209,536
Viacom, Inc. - Class B ............................      16,210         635,594
                                                                     ----------
                                                                      2,554,281
                                                                     ----------
INSURANCE -- 3.6%
Allstate ..........................................      15,905         723,041
Chubb .............................................      12,990         903,325
Radian Group, Inc. ................................      18,810         801,306
                                                                     ----------
                                                                      2,427,672
                                                                     ----------
TELEPHONE SYSTEMS -- 3.4%
Alltell ...........................................      20,750       1,035,218
SBC Communications ................................      24,995         613,377
Verizon Communications ............................      18,285         668,134
                                                                     ----------
                                                                      2,316,729
                                                                     ----------
ELECTRONICS -- 3.4%
Analog Devices ....................................      16,440         789,284
Intel .............................................      33,375         907,800
STMicroelectronics N.V. ...........................      25,290         596,844
                                                                     ----------
                                                                      2,293,928
                                                                     ----------
HOUSEHOLD PRODUCTS -- 2.6%
Kimberly-Clark ....................................      27,960       1,764,276
                                                                     ----------
BUILDING PRODUCTS -- 2.6%
Masco .............................................      56,340       1,714,426
                                                                     ----------
ELECTRIC UTILITIES -- 2.5%
Cinergy ...........................................      17,345         709,237
Dominion Resources ................................      15,105         971,252
                                                                     ----------
                                                                      1,680,489
                                                                     ----------
HEALTH CARE -- 2.4%
HCA, Inc. .........................................      40,170       1,631,705
                                                                     ----------
TRANSPORTATION -- 2.0%
Union Pacific Corp. ...............................      22,225       1,329,500
                                                                     ----------
HEAVY MACHINERY -- 1.9%
Caterpiller .......................................      16,350       1,292,795
                                                                     ----------
FOREST PRODUCTS & PAPER -- 1.9%
International Paper Company .......................      30,080       1,271,181
                                                                     ----------
CHEMICALS -- 1.3%
Du Pont (E.I.) DE Nemours .........................      20,840         879,865
                                                                     ----------
AUTOMOTIVE -- 1.3%
Magna International, Class A ......................      11,090         878,328
                                                                     ----------

VALUE PLUS FUND
(CONTINUED)
================================================================================
                                                                       MARKET
COMMON STOCKS -- 97.7% (CONTINUED)                       SHARES        VALUE
--------------------------------------------------------------------------------
MEDICAL SUPPLIES -- 1.2%
Johnson & Johnson .................................      16,350     $   829,272
                                                                    -----------
METALS -- 0.9%
Alcoa .............................................      17,535         608,289
                                                                    -----------

TOTAL COMMON STOCKS (COST $57,375,412) ............                 $65,709,413
                                                                    -----------

OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.3% .....                   1,522,692
                                                                    -----------

NET ASSETS -- 100.0% ..............................                 $67,232,105
                                                                    ===========

* Non-income producing security.
ADR - American Depository Receipt.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Board of Trustees and Shareholders
Touchstone Strategic Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Strategic Trust (comprised of Emerging Growth Fund, Enhanced 30 Fund, Growth Opportunities Fund, Large Cap Growth Fund, Small Cap Growth Fund, and Value Plus Fund) (the "Funds") as of March 31, 2004, and for the Emerging Growth Fund and Value Plus Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended March 31, 2004, the three months ended March 31, 2001, and the two years in the period ended December 31, 1999; for the Enhanced 30 Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period ended March 31, 2001; for the Growth Opportunities Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period ended March 31, 2004; for the Large Cap Growth Fund, the related statements of operations and changes in net assets and financial highlights for the three months ended March 31, 2004 and for the year ended December 31, 2003; and for the Small Cap Growth Fund, the statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2002 and the financial highlights for each of the four years in the period ended December 31, 2002, for Large Cap Growth Fund, were audited by other auditors whose report dated February 12, 2003 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Touchstone Strategic Trust at March 31, 2004, the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, except for those periods audited by other auditors, in conformity with accounting principles generally accepted in the United States.

                                                        /s/ Ernst & Young LLP

Cincinnati, Ohio
May 11, 2004

MANAGEMENT OF THE TRUST
(UNAUDITED)
================================================================================

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES(1):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF FUNDS
NAME                          POSITION(S)  TERM OF OFFICE(2)                                 OVERSEEN IN THE    OTHER
ADDRESS                       HELD WITH    AND LENGTH OF      PRINCIPAL OCCUPATION(S)           TOUCHSTONE      DIRECTORSHIPS
AGE                           TRUST        TIME SERVED        DURING PAST 5 YEARS                FAMILY(3)      HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder              President    Until retirement   Senior Vice President of The          29          Director of
Touchstone Advisors, Inc.     and Trustee  at age 75 or       Western and Southern Life                         LaRosa's (a
221 East Fourth Street                     until she resigns  Insurance Company. President                      restaurant
Cincinnati, OH                             or is removed.     and a director of IFS                             chain).
Age: 48                                    Trustee since      Financial Services, Inc. (a
                                           1999.              holding company). She is a
                                                              director of Capital Analysts
                                                              Incorporated (an investment
                                                              advisor and broker- dealer),
                                                              Integrated Fund Services, Inc.
                                                              (the Trust's administrator and
                                                              transfer agent), IFS Fund
                                                              Distributors, Inc. (a
                                                              broker-dealer), Touchstone
                                                              Advisors, Inc. (the Trust's
                                                              investment advisor) and
                                                              Touchstone Securities, Inc.
                                                              (the Trust's distributor). She
                                                              is also President and a
                                                              director of IFS Agency
                                                              Services, Inc. (an insurance
                                                              agency) and W&S Financial
                                                              Group Distributors, Inc. She
                                                              is Vice President and a
                                                              Director of Fort Washington
                                                              Brokerage Services, Inc. (a
                                                              broker-dealer). She was
                                                              President of Touchstone
                                                              Tax-Free Trust, Touchstone
                                                              Investment Trust, Touchstone
                                                              Variable Series Trust and
                                                              Touchstone Strategic Trust
                                                              until 2002. She was President
                                                              of Touchstone Advisors, Inc.
                                                              and Touchstone Securities,
                                                              Inc. until 2004.
------------------------------------------------------------------------------------------------------------------------------------
John F. Barrett               Trustee      Until retirement   Chairman of the Board,                29          Director of The
The Western and Southern                   at age 75 or       President and Chief Executive                     Andersons Inc. (an
Life Insurance Company                     until he resigns   Officer of The Western and                        agribusiness and
400 Broadway                               or is removed.     Southern Life Insurance                           retailing company),
Cincinnati, OH                             Trustee since      Company and Western- Southern                     Convergys
Age: 54                                    2002.              Life Assurance Company;                           Corporation (a
                                                              Director and Chairman of                          provider of
                                                              Columbus Life Insurance                           integrated billing
                                                              Company, Fort Washington                          solutions, customer
                                                              Investment Advisors, Inc.,                        care services and
                                                              Integrity Life Insurance                          employee care
                                                              Company and National Integrity                    services) and Fifth
                                                              Life Insurance Company;                           Third Bancorp.
                                                              Director of Eagle Realty
                                                              Group, Inc. and Eagle Realty
                                                              Investments, Inc.; Director,
                                                              Chairman and CEO of WestAd,
                                                              Inc.; President and Trustee of
                                                              Western & Southern Foundation.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
J. Leland Brewster II         Trustee      Until retirement   Retired Senior Partner of             29          Director of
5155 Ivyfarm Road                          in 2005 or until   Frost Brown Todd LLC (a law                       Consolidated Health
Cincinnati, OH                             he resigns or is   firm).                                            Services, Inc.
Age: 75                                    removed.
                                           Trustee since
                                           2000.
------------------------------------------------------------------------------------------------------------------------------------
William O. Coleman            Trustee      Until retirement   Retired Vice President of The         29          Director of
c/o Touchstone Advisors, Inc.              at age 75 or       Procter & Gamble Company. A                       LCA-Vision (a laser
221 East Fourth Street                     until he resigns   Trustee of The Procter &                          vision correction
Cincinnati, OH                             or is removed.     Gamble Profit Sharing Plan and                    company) and
Age: 74                                    Trustee since      The Procter & Gamble Employee                     Millenium Bancorp.
                                           1999.              Stock Ownership Plan.
------------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST
(CONTINUED)
================================================================================

INDEPENDENT TRUSTEES (CONTINUED):
----------------------------------------------------------------------------------------------------------------------------------
NAME                    POSITION(S) TERM OF OFFICE(2)                                 NUMBER OF FUNDS      OTHER
ADDRESS                 HELD WITH   AND LENGTH OF      PRINCIPAL OCCUPATION(S)        OVERSEEN IN THE      DIRECTORSHIPS
AGE                     TRUST       TIME SERVED        DURING PAST 5 YEARS            TOUCHSTONE FAMILY(3) HELD(4)
----------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox          Trustee     Until retirement   President and Chief Executive        29             Director of the Federal
105 East Fourth Street              at age 75 or       Officer of Cox Financial Corp.                      Reserve Bank of
Cincinnati, OH                      until he resigns   (a financial services company).                     Cleveland; Broadwing,
Age: 56                             or is removed.                                                         Inc. (a communications
                                    Trustee since                                                          company); and Cinergy
                                    1999.                                                                  Corporation (a utility
                                                                                                           company).
----------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner        Trustee     Until retirement   Principal of HJL Enterprises (a      29             None
2828 Highland Avenue                at age 75 or       privately held investment
Cincinnati, OH                      until he resigns   company);
Age: 65                             or is removed.
                                    Trustee since
                                    1989.
----------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg     Trustee     Until retirement   Retired Partner and Director of      29             Trustee of Tri-Health,
4815 Drake Road                     at age 75 or       KPMG LLP (a certified public                        Inc., Good Samaritan
Cincinnati, OH                      until he resigns   accounting firm). He is a Vice                      Hospital and Bethesda
Age: 69                             or is removed.     President of St. Xavier High                        Hospital.
                                    Trustee since      School.
                                    1999.
----------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti         Trustee     Until retirement   CEO and Chairman of Avaton,          29             None
5400 Waring Drive                   at age 75 or       Inc. (a wireless entertainment
Cincinnati, OH                      until he resigns   company). President of
Age: 55                             or is removed.     Cincinnati Biomedical. CEO and
                                    Trustee since      Chairman of Astrum Digital
                                    2002.              Information (an information
                                                       monitoring company) from 2000
                                                       until 2001; President of Great
                                                       American Life Insurance Company
                                                       from 1999 until 2000; A
                                                       Director of Chiquita Brands
                                                       International, Inc. until 2000;
                                                       Senior Executive of American
                                                       Financial Group, Inc. (a
                                                       financial services company)
                                                       from 1996 until 1999.
----------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor, is an "interested person" of the Trust within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., and Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he sooner resigns or is removed.

(3) The Touchstone Funds consist of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and eleven variable annuity series of Touchstone Variable Series Trust.

(4) Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

MANAGEMENT OF THE TRUST
(CONTINUED)
================================================================================

PRINCIPAL OFFICERS:
----------------------------------------------------------------------------------------------------------------------------------
NAME                            POSITION(S)  TERM OF OFFICE(2)                                  NUMBER OF FUNDS      OTHER
ADDRESS                         HELD WITH    AND LENGTH OF      PRINCIPAL OCCUPATION(S)         OVERSEEN IN THE      DIRECTORSHIPS
AGE                             TRUST        TIME SERVED        DURING PAST 5 YEARS             TOUCHSTONE FAMILY(3) HELD(4)
----------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch                 Vice         Until he sooner    Vice President-Compliance of          29             None
Touchstone Advisors, Inc.       President    dies, resigns, is  IFS Financial Services, Inc.,
221 E. Fourth Street            and          removed or         Director of Compliance of Fort
Cincinnati, OH                  Compliance   becomes            Washington Brokerage Services,
Age: 47                         Officer      disqualified       Inc.; Chief Compliance Officer
                                             Vice President     of Puglisi & Co. from May 2001
                                             since 2003         until August 2002; Vice
                                                                President - Compliance of
                                                                Palisade Capital Management
                                                                from June 1997 until January
                                                                2000.
----------------------------------------------------------------------------------------------------------------------------------
James R. Grifo                  Vice         Until he sooner    President of Touchstone               29             None
Touchstone Securities, Inc.     President    dies, resigns, is  Securities, Inc. Managing
221 E. Fourth Street                         removed or         Director, Deutsche Asset
Cincinnati, OH                               becomes            Management until 2003.
Age: 52                                      disqualified
                                             Vice President
                                             since 2004
----------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft            Controller   Until she sooner   Senior Vice President, Chief          29             None
Touchstone                      and          dies, resigns, is  Financial Officer and Treasurer
Advisors, Inc.                  Treasurer    removed or         of Integrated Fund Services,
221 E. Fourth Street                         becomes            Inc., IFS Fund Distributors,
Cincinnati, OH                               disqualified       Inc. and Fort Washington
Age: 41                                      Controller since   Brokerage Services, Inc. She is
                                             2000               Chief Financial Officer of IFS
                                             Treasurer since    Financial Services, Inc.,
                                             2003               Touchstone Advisors, Inc. and
                                                                Touchstone Securities, Inc. and
                                                                Assistant Treasurer of Fort
                                                                Washington Investment Advisors,
                                                                Inc.
----------------------------------------------------------------------------------------------------------------------------------
Tina H. Bloom                   Secretary    Until she sooner   Vice President - Managing             29             None
Integrated Fund Services, Inc.               dies, resigns, is  Attorney of Integrated Fund
221 E. Fourth Street                         removed or         Services, Inc. and IFS Fund
Cincinnati, OH                               becomes            Distributors, Inc.
Age: 35                                      disqualified
                                             Secretary since
                                             1999
----------------------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.

(2) The Touchstone Funds consist of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and eleven variable annuity series of Touchstone Variable Series Trust.

OTHER ITEMS
(UNAUDITED)
================================================================================

DIVIDEND RECEIVED DEDUCTION

For corporate shareholders, the following ordinary dividends paid during the year ended March 31 2004 qualify for the corporate dividends received deduction:

        Enhanced 30 Fund                        100%
        Small Cap Growth Fund                     5%
        Value Plus Fund                         100%

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge upon request by calling toll free 1-800-543-0407 or on the Securities and Exchange Commission's website @ http:\www.sec.gov.

TOUCHSTONE INVESTMENTS


DISTRIBUTOR

Touchstone Securities, Inc.
221 East Fourth Street
Cincinnati, Ohio 45202-4094
800.638.8194
www.touchstoneinvestments.com


INVESTMENT ADVISER

Touchstone Advisors, Inc.
221 East Fourth Street
Cincinnati, Ohio 45202-4094


TRANSFER AGENT

Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354


SHAREHOLDER SERVICE

800.543.0407

A Member of Western & Southern Financial Group(R)

--------------------------------------------------------------------------------

Touchstone Securities, Inc.
221 East Fourth Street
Cincinnati, Ohio 45202-4133

[TOUCHSTONE INVESTMENTS LOGO]


                                                                    TSF-262-0404

ITEM 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Robert Stautberg is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. Audit fees totaled approximately $68,900 for the March 31, 2004 fiscal year and approximately $35,500 for the March 31, 2003 fiscal year.

(b) AUDIT-RELATED FEES. Audit-Related fees totaled approximately $141,000 for the March 31, 2004 fiscal year, of which $46,000 consisted of due diligence services for fund acquisitions and $95,000 consisted of SAS 70 internal control reviews of the registrant's fund accountant and transfer agent. Audit-Related fees totaled approximately $90,000 for the March 31, 2003 fiscal year and consisted of SAS 70 internal control reviews of the registrant's fund accountant and transfer agent.

(c ) TAX FEES. Tax fees totaled approximately $15,000 for the March 31, 2004 fiscal year and approximately $24,900 for the March 31, 2003 fiscal year and consisted of fees for tax compliance services during both years.

(d) ALL OTHER FEES. There were no other fees for the March 31, 2004 or March 31, 2003 fiscal years.

(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were approximately $238,800 for the fiscal year ended March 31, 2004 and approximately $170,200 for the fiscal year ended March 31, 2003.

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have procedures by which shareholders may recommend nominees to its Board of Trustees.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosures and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on March 9, 2004 with registrant's N-CSR for the Large Cap Growth Fund and is hereby incorporated by reference.

(a)(2) Certifications required by Item 10(a)(2) of Form N-CSR are filed herewith.

(b)      Certification required by Item 10(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TOUCHSTONE STRATEGIC TRUST
            --------------------------------------------------------------------

By (Signature and Title)


/s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date: June 4, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)


/s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date: June 4, 2004


/s/ Terrie A. Wiedenheft
--------------------------------------------------------------------------------
Terrie A. Wiedenheft
Controller & Treasurer

Date:  June 4, 2004